                                                                EXHIBIT 10.5*

                              AMENDED AND RESTATED
                         INTELLECTUAL PROPERTY AGREEMENT

      This INTELLECTUAL PROPERTY AGREEMENT ("Agreement"), as amended and restated herein, is entered into this 4th day of August 1999 (the "Effective Date",) by and between MOTOROLA, INC., a Delaware Corporation (hereinafter "MOTOROLA"), acting through its Semiconductor Products Sector ("SPS"), and Semiconductor Components Industries, L.L.C., a Delaware limited liability company ("SCILLC").

                                    RECITALS

      WHEREAS, MOTOROLA, through its Semiconductor Components Group ("SCG"), develops, manufactures and sells discrete and integrated circuit semiconductor products and related products.

      WHEREAS, SCG presently is a part of SPS.

      WHEREAS, SCG has operations in the United States and numerous foreign countries.

      WHEREAS, MOTOROLA desires to reorganize the business, assets, properties and operations presently constituting SCG to establish SCG as a "stand alone" business, separate from the remainder of SPS (the "Reorganization").

      WHEREAS, SCG Holding Corporation, formerly known as Motorola Energy Systems, Inc., a Delaware corporation is a wholly owned subsidiary of MOTOROLA (hereinafter, "SCG Holding"), and SCILLC is a wholly-owned subsidiary of SCG Holding.

      WHEREAS, SCG Holding and SCILLC are to be among the entities into which MOTOROLA contributes the business, assets and operations of SCG (the "SCG Business") pursuant to the Reorganization.

      WHEREAS, MOTOROLA is the owner or licensee of certain intellectual property under which MOTOROLA will hereunder assign, license, or sublicense, as the case may be, to SCILLC certain intellectual property to support and continue the operation of the SCG Business (such transactions hereunder to be treated as a contribution by MOTOROLA to the capital of SCG Holding),

      WHEREAS, the Parties hereto contemplate entering into a Reorganization Agreement as soon as practicable following the date hereof under which it is contemplated that the Reorganization will be effected (the "Reorganization Agreement").

      NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

----------------

* Confidential Information in this Exhibit 10.5 has been omitted and filed separately with the Securities and Exchange Commission.

                                   SECTION 1

                              DEFINITION AND TERMS

      As used in the agreement, the following terms shall have the meaning set forth or referenced below:

1.1. ASSIGNED COPYRIGHTABLE MATERIALS means MOTOROLA owned data sheets, data books, application notes, and other advertising materials used in connection with the marketing and sale of any SCG PRODUCT and which do not bear the trademark or tradenames of MOTOROLA other than ASSIGNED TRADEMARKS. ASSIGNED COPYRIGHTABLE MATERIALS does not include software or tangible documentation of the process flow sheets used in the manufacture of any product.

1.2.  ASSIGNED KNOW HOW means know-how as set forth in Exhibit 1.2.

1.3.  ASSIGNED MASK WORKS means registered masks works as set forth in Exhibit
      1.3 and any mask work protection available to MOTOROLA in those mask works fixed by MOTOROLA which are embodied exclusively in an SCG PRODUCT.

1.4.  ASSIGNED PATENTS means the patents and patent applications set forth in
      Exhibit 1.4 and any foreign counterparts of the patents and applications listed on Exhibit 1.4.

1.5. ASSIGNED TRADEMARKS means registered and common law trademarks set forth in Exhibit 1.5.

1.6. CIRCUIT means a plurality of active and/or passive elements for generating, receiving, transmitting, storing, transforming or acting in response to an electrical signal.

1.7. CIRCUIT PATENT means a LICENSED MOTOROLA PATENT which claims a CIRCUIT or an ELECTRICAL METHOD.

1.8. CLOSING DATE means the date on which the consummation of the transactions set forth in the Reorganization Agreement occurs.

1.9. CONFIDENTIAL INFORMATION means all proprietary information which is 1) not publicly known and 2) used to manufacture and sell SCG PRODUCTS or SPS PRODUCTS or specifically used in the business by the Semiconductor Components Group of MOTOROLA. CONFIDENTIAL INFORMATION specifically includes all RESTRICTED PROCESS MODULES.

1.10. ELECTRICAL METHOD means a method or steps for using CIRCUITS or SYSTEMS, whether or not combined with one or more active and/or passive elements, for performing electrical or electronic functions.

1.11. INDEMNIFIED PRODUCT means any product:

      1.11.1. which is an SCG PRODUCT; or

      1.11.2. which is derived from an SCG PRODUCT and that has substantially the same form, fit, function, and application as an SCG PRODUCT, as determined by the data sheet relating to the SCG PRODUCT in existence prior to the CLOSING DATE.

      1.11.3. Notwithstanding the language in this section 1.11, in no event shall the term INDEMNIFIED PRODUCT include memories, microprocessors, microcontrollers, digital signal processors, sensor devices having a mechanical input, RF devices (but not small signal RF discrete devices such as high frequency small signal transistors of the type that are SCG PRODUCTS, tuning diodes, and varactors), Optobus products, power devices integrated with analog circuitry on the same SEMICONDUCTIVE MATERIAL other than those specific devices that have product numbers that are SCG PRODUCTS or within the scope of 1.11.2, hybrid power modules, compound semiconductor products, Vertical Cavity Surfacing Emitting Lasers (VCSEL), Field Programmable Gate Arrays (FPGAs), Field Programmable Analog Arrays (FPAAs), or magnetoresistive devices or devices that are formed substantially of materials having a permanent magnetic effect (collectively "EXCLUDED PRODUCTS"), whether or not any such EXCLUDED PRODUCT includes the functionality of an SCG PRODUCT.

      1.11.4. Notwithstanding the language in this section 1.11, in no event shall INDEMNIFIED PRODUCT include any product made or sold by SCILLC if infringement of a third party's patent would have been avoided but for a change in the manufacturing or design of an SCG PRODUCT or but for the use of a process or equipment for manufacture of or the design of an INDEMNIFIED PRODUCT that was not used in the design or manufacture of an SCG PRODUCT before the CLOSING DATE.

1.12. INTEGRATED CIRCUIT STRUCTURE means an integral unit consisting primarily of a plurality of active and/or passive circuit elements associated on, or in, a unitary body of SEMICONDUCTIVE MATERIAL for performing electrical or electronic functions and, if provided therewith, such unit includes housing and/or supporting means therefor.

1.13. INTELLECTUAL PROPERTY means the LICENSED MOTOROLA PATENTS, ASSIGNED PATENTS, LICENSED VISIBLE TRADEMARKS, LICENSED EMBEDDED TRADEMARKS, ASSIGNED TRADEMARKS, LICENSED KNOW HOW, ASSIGNED KNOW HOW, LICENSED SOFTWARE, ASSIGNED MASK WORKS, LICENSED MASK WORKS, ASSIGNED COPYRIGHTABLE MATERIALS, and LICENSED COPYRIGHTABLE MATERIALS.

1.14. LICENSED SCILLC PATENTS means all classes or types of patents, utility models, design patents, applications, and any counterparts thereof for the aforementioned or all countries of the world owned by SCILLC which have claims that read on the manufacture, assembly, test, use, lease, sale, offer for sale, disposal, importation, or design of a LICENSED SPS PRODUCT and which are issued, published or filed on or before five (5) years after the CLOSING DATE. LICENSED SCILLC PATENTS also includes patents That are acquired by SCILLC, on or before five (5) years after the CLOSING DATE, and under which and to the extent to which and subject to the conditions under which SCILLC may have the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons (a) for inventions made by said third persons while engaged by SCILLC, and (b) as consideration for the acquisition of such patents, utility models, design patents and applications.

1.15. LICENSED COPYRIGHTABLE MATERIALS means MOTOROLA owned data sheets, data books, application notes, and other advertising materials used in connection with the marketing and sale of any SCG PRODUCT and which bear the trademark or tradenames of MOTOROLA other than ASSIGNED TRADEMARKS. LICENSED COPYRIGHTABLE MATERIALS does not include software or tangible documentation of the process flow sheets used in the manufacture of any product.

1.16. LICENSED EMBEDDED TRADEMARKS means any trademark owned by MOTOROLA which is embedded in or affixed on equipment, software, or materials ("Items") used in connection with the sale, offering for sale, distribution, or advertising of an SCG PRODUCT, which Items are not sold or provided to purchasers of an SCG PRODUCT or trademarks which are not visible to purchasers of an encapsulated SCG PRODUCT.

1.17. LICENSED KNOW HOW means know how, including business methods, owned by MOTOROLA as of the CLOSING DATE which is specifically used, as of the CLOSING DATE, to develop or manufacture an SCG PRODUCT. LICENSED KNOW HOW includes RESTRICTED PROCESS MODULES. ******************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      In no event shall LICENSED KNOW HOW include any know how developed or acquired by MOTOROLA after the CLOSING DATE.

1.18. LICENSED MOTOROLA PATENTS means all classes or types of patents, utility models, design patents, applications, Mid any counterparts thereof for the aforementioned of all countries of the world which have claims that read on the manufacture, assembly, test, use lease, sale, offer for sale, disposal, importation, or design of a LICENSED PRODUCT and are:

      (i) Issued, published or filed on or before five (5) years after the CLOSING DATE, and which arise out of inventions *****************
            *****************************************************************

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission

      (ii) Are acquired, on or before five (5) years after the CLOSING DATE, by MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR: and under which and to the extent to which and subject to the conditions under which the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR may have the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons (a) for inventions made by said third persons while engaged by MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR, and
            (b) as consideration for the acquisition of such patents, utility models, design patents and applications. In no event shall the term LICENSED MOTOROLA PATENTS include or encompass patents on inventions made by employees of MOTOROLA while in the employ of groups or operations of MOTOROLA other than the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR.

1.19. LICENSED PRODUCT means any product:

      1.19.1. which is an SCG PRODUCT; or

      1.19.2. which is derived from an SCG PRODUCT and that has substantially the same function as an SCG PRODUCT in existence prior to the CLOSING DATE; or

      1.19.3. an INTEGRATED CIRCUIT STRUCTURE or SEMICONDUCTIVE ELEMENT which is reasonably anticipated by the Semiconductor Components Group's 1999 Analog Long Range Plan (LRP) dated 18 March 1999, the 1999 Logic LRP dated 19 March 1999, the 1999 Bipolar Discrete LRP dated 16 April 1999, or the 1999 MOS Gated LRP dated 26 February 1999.

      1.19.4. Notwithstanding the above language in this section, in no event shall the term LICENSED PRODUCT include memories, microprocessors, microcontrollers, digital signal processors, sensor devices having a mechanical input, RF devices (but not small signal RF discrete devices such as high frequency small signal transistors of the type that are SCG PRODUCTS, tuning diodes, and varactors), Optobus products, power devices integrated with analog circuitry on the same SEMICONDUCTIVE MATERIAL other than those specific devices that have product numbers that are SCG PRODUCTS or within the scope of 1.19.3, hybrid power modules of the type developed by or made by the former Hybrid Power Modules business unit of MOTOROLA, compound semiconductor products, Vertical Cavity Surfing Emitting Lasers (VCSEL), Field Programmable Gate Arrays (FPGAs), Field Programmable Analog Arrays (FPAAs), or magnetoresistive devices or devices that are formed substantially of materials having a permanent magnetic effect (collectively "EXCLUDED PRODUCTS"), whether or not any such EXCLUDED PRODUCT includes the functionality of an SCG PRODUCT.

1.20. LICENSED SOFTWARE means software owned by MOTOROLA and specifically used in business applications used by or for the Semiconductor Components Group of MOTOROLA or in the manufacture, design, operation, or testing of an SCG PRODUCT.

1.21. LICENSED SPS PRODUCT means any product other than an SCG PRODUCT or a product which is derived from an SCG PRODUCT and that has substantially the same function as an SCG PRODUCT, provided, however, that LICENSED SPS PRODUCT shall include discrete RF devices, discrete sensor devices, discrete compound semiconductor devices, but shall not include any other discrete devices, and provided that LICENSED SPS PRODUCT shall include any product set forth in the PTI code listing for MOTOROLA's MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR business units other than the Semiconductor Component Group of MOTOROLA's MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR.

1.22. LICENSED VISIBLE TRADEMARKS means any trademark owned by MOTOROLA which is affixed on materials (including printed materials, advertising materials, data sheets, application notes, packing slips, packing materials, or electronic materials) used in connection with the sale, offering for sale, distribution, or advertising of an SCG PRODUCT or on an SCG PRODUCT which is provided to and visible by purchasers of an encapsulated SCG PRODUCT.

1.23. MANUFACTURING APPARATUS means as to each party hereto, any instrumentality or aggregate of instrumentality primarily designed for use in the fabrication of that party's LICENSED PRODUCTS (as hereinafter defined).

1.24. MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR means an existing business unit of
      MOTOROLA: (i) now consisting of a Networking & Computing Systems Group, a Semiconductor Components Group, a Transportation Systems Group, a Wireless Subscriber Systems Group, and an Imaging and Entertainment Systems organization, (ii) having major manufacturing facilities located in Phoenix, Mesa, Chandler and Tempe, Arizona; Austin, Texas; Toulouse, France; Aizu and Sendai, Japan; Tianjin, China; East Kilbride and South Queensferry, Scotland, Guadalajara, Mexico, Carmona, Philippines; and Seremban, Malaysia; and (iii) making and/or developing products falling within the definition of INTEGRATED CIRCUIT STRUCTURES OR SEMICONDUCTOR ELEMENTS. This definition of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR also includes the predecessor business unit of MOTOROLA of said groups taken singularly or in combination and/or said organization and any future or successor business unit of MOTOROLA acquired or derived from, by separation, reorganization, or merger, irrespective of appellation, said groups taken singularly or in combination and/or said organization.

1.25. NON-ASSERTED MOTOROLA PATENTS means all classes or types of patents, utility models, design patents, applications, and any counterparts thereof for the aforementioned of all countries of the world which have claims that read on the manufacture, assembly, test, use lease, sale, offer for sale, disposal, importation, or design of an SCG PRODUCT and are issued, published or filed on or before the CLOSING DATE, and which arise out of inventions made solely by one or more employees of MOTOROLA. NONASSERTED PATENTS shall not include LICENSED MOTOROLA PATENTS.

1.26. PROCESS AND STRUCTURE PATENT means a LICENSED PATENT which claims a process for manufacturing a SEMICONDUCTOR ELEMENT or INTEGRATED CIRCUIT STRUCTURE or which claims the arrangement or interrelationship in or on a semiconductor substrate of regions, layers, electrodes, or contacts thereof.

1.27. RESTRICTED PROCESS MODULES means that information described in Exhibit
      1.27.

1.28. SCG PRODUCT means any product identified as a product, as of the CLOSING DATE, of the Semiconductor Component Group of MOTOROLA's MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR as set forth in the pti code listing for the Semiconductor Components Group, excluding the optoisolator and optocoupler products, GaAs Schottky products, FPAA, FPGA, and GaAs LEDs.

1.29. SEMICONDUCTIVE MATERIAL means any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity, over some temperature range, increases with increases in temperature. Such material shall include but not be limited to refined products, reaction products, reduced products, mixtures and compounds.

1.30. SEMICONDUCTOR ELEMENT means a device other than an INTEGRATED CIRCUIT STRUCTURE consisting primarily of a body of SEMICONDUCTIVE MATERIAL having a plurality of electrodes associated therewith, whether or not said body consists of a single SEMICONDUCTIVE MATERIAL or of a multiplicity of such materials, and whether or not said body includes one or more layers or other regions (constituting substantially less than the whole of said body) of a material or materials which are of a type other than SEMICONDUCTIVE MATERIAL and, if provided therewith, such device includes housing and/or supporting means therefor.

1.32. SUBSIDIARY means a corporation, company, or other entity more than or equal to forty-nine percent (49%) of whose outstanding share or securities (representing the right to vote for the ejection of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by a party hereto, but such corporation company or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists. SUBSIDIARY shall also mean entities in which SCILLC holds less than 49% but more than or equal to a thirty-three percent (33%) interest, provided that the entity's principal business is to manufacture LICENSED PRODUCTS for SCILLC *******************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission

      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************

1.33. SYSTEM means one or more CIRCUITS whether or not combined with one or more active and/or passive elements for performing electrical or electronic functions, whether or not a housing and/or supporting means for said circuitry is included.

1.34. THIRD PARTY SCG CONTRIBUTION means any know how, that if existing prior to the CLOSING DATE, would have been classified as know how under one of the processes set forth in Exhibit 1.2 (ASSIGNED KNOW HOW) or is solely related to an SCG PRODUCT and such know how is developed by a third party that was obligated, under a written agreement with MOTOROLA as of the CLOSING DATE, to assign to MOTOROLA title or joint ownership in such development.

                                   SECTION 2

                        ASSIGNMENT AND LICENSE OF PATENTS

2.1. MOTOROLA hereby assigns all its right, title, and interest, including the right to sue for infringement before the CLOSING DATE, and subject to any existing third party licenses before the CLOSING DATE, in ASSIGNED PATENTS to SCILLC. MOTOROLA shall provide all of its flies of the ASSIGNED PATENTS to SCILLC no later than ninety (90) days after the CLOSING DATE. Upon transfer of such files to the SCILLC, SCILLC assumes all responsibility for the prosecution and payment of fees associated therewith. SCILLC shall ensure that all documentation necessary to execute and record the transfer of ASSIGNED PATENTS is prepared by SCILLC and presented to MOTOROLA for signature. MOTOROLA shall execute and deliver, or cause to be executed and delivered such documentation to SCILLC, no later than ninety (90) days after presentation of such documentation to SCILLC.

2.2. MOTOROLA and SCILLC agree that the MOSAIC 5/5e patents and any counterparts thereof listed in this Section 2.2 will be included as ASSIGNED PATENTS if and when the MOSAIC 5 and/or MOSAIC 5e process is transferred to SCILLC as set forth in the SCG Manufacturing Agreement. SCILLC and MOTOROLA agree that the rights and obligations granted and accepted hereunder for ASSIGNED PATENTS will apply to the MOSAIC 5/5e patents and any obligations will be triggered as of the date specified in this Section 2.2 other than the CLOSING DATE. MOSAIC 5/5e patents are patents or patent applications with the following Docket Numbers:
      SCG64I9P, SC06509P, SC06543P, SC06544P, SC06573P, SCG6645P, 5C07139P,
      9C07538P, SC08875P.

2.3. MOTOROLA and SCILLC agree that U.S. Patent Number 5,418,410, and any counterparts thereof (Tisinger patents) will be included as ASSIGNED PATENTS upon the naming of SCILLC as a party to the litigation Power Integrations v. Motorola, Inc. or if SCILLC is not named as a party to such litigation, then upon the settlement of the litigation. SCILLC and MOTOROLA agree that the rights and obligations granted and

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission accepted hereunder for ASSIGNED PATENTS will apply to the Tisinger patents and any obligations will be triggered as of the date specified in this
      Section 2.3 rather than the CLOSING DATE.

2.4. MOTOROLA and SCILLC agree that U.S. Patent Number 4,450,367 will be included as ASSIGNED PATENTS upon the settlement of the Power Integrations
      v. Motorola, Inc. litigation. SCILLC and MOTOROLA agree that the rights and obligations granted and accepted hereunder for ASSIGNED PATENTS will apply to U.S. Patent Number 4,450,367 and any obligations will be triggered as of the date specified in this Section 2.4 rather than the CLOSING DATE.

2.5. MOTOROLA hereby grants SCILLC, for the life of the last to expire LICENSED MOTOROLA PATENTS, a world wide, non-exclusive, nontransferable license under LICENSED MOTOROLA PATENTS without the right to sub-license (except and only to the extent necessary for SCILLC to fulfill its obligations assumed under the Technology License Contract originally between Motorola, Inc. and Leshan-Phoenix Semiconductor Company, Ltd):

      2.5.1.  ****************************************************************
              ****************************************************************
              ****************************************************************
              ****************************************************************

      (i)     that are designed solely or jointly by or for SCILLC, or

      (ii)    that are designed by third parties*****************************
              ***************************************************************
              ***************************************************************
              ***************************************************************
              ***************************************************************
              ***************************************************************
              and to practice any process or method involved in the manufacture or use thereof, and

      2.5.2. to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof.

2.6. MOTOROLA hereby grants to SCILLC, for the life of the last to expire LICENSED MOTOROLA PATENT, a world wide, non-exclusive, non-transferable covenant not to assert LICENSED MOTOROLA PATENTS against SCILLC as a result of the purchase, importation, use, lease, resale, offer for sale, or other disposal of LICENSED PRODUCTS designed solely or jointly by or for a third party and manufactured by a third party. MOTOROLA hereby agrees to extend such covenant not to assert to Customers, distributors, and users of SCILLC that purchase, lease, or otherwise acquire such LICENSED PRODUCTS from SCILLC.

2.7.  ***********************************************************************
      ***********************************************************************
      *********************************

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission

      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************
      ***********************************************************************

2.8. MOTOROLA hereby grants to SCILLC, for the life of the last to expire CIRCUIT PATENTS, a non-exclusive, world wide, non-transferable license under CIRCUIT PATENTS, without the right to sub-license, to have made LICENSED PRODUCTS designed solely or jointly by or for SCILLC and to import, use, lease, sell, offer for sale, or otherwise dispose of such LICENSED PRODUCTS. MOTOROLA hereby further grants to SCILLC, for the term of this license, a world wide, non-exclusive, nontransferable covenant not to assert LICENSED MOTOROLA PATENTS against SCILLC for having such LICENSED PRODUCTS made. MOTOROLA hereby agrees to extend such covenant not to assert to customers, distributors, and users that purchase or otherwise acquire such LICENSED PRODUCTS from SCILLC.

2.9. MOTOROLA agrees not to make any claim of infringement against the customers, distributors and users of LICENSED PRODUCTS, based upon any claim of any LICENSED MOTOROLA PATENT under which such LICENSED PRODUCTS are licensed hereunder, for the use of any LICENSED PRODUCTS which are made imported, sold, leased or otherwise disposed of by SCILLC or its SUBSIDIARIES.

2.10. MOTOROLA hereby grants to SCILLC, for the life of the last to expire NONASSERTED MOTOROLA PATENT, a world wide, non-exclusive, non-transferable covenant not to assert NON-ASSERTED MOTOROLA PATENTS against SCILLC to make, have made, use, lease, sell, offer for sale, import, design, assemble, have assembled, test, or otherwise dispose of SCG PRODUCTS. MOTOROLA agrees to extend such covenant not to assert to customers, distributors, and users that purchase any such SCG PRODUCT from SCILLC. This covenant not to assert does not extend to products other than SCG PRODUCTS.

2.11. SCILLC hereby grants to MOTOROLA a worldwide, paid-up, royalty free, non-exclusive license, without the right to sublicense after the CLOSING DATE, under ASSIGNED PATENTS AND LICENSED SCILLC PATENTS, for the life of the last to expire ASSIGNED PATENT or LICENSED SCILLC PATENT, to make, have made, use, lease, sell, offer for sale, import, design, assemble, have assembled, test, or otherwise dispose of LICENSED SPS PRODUCTS and to practice any process or method involved in the manufacture or use thereof, and to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof. SCILLC hereby further warrants to MOTOROLA, for the life of the last to expire ASSIGNED PATENT, a world wide, non-exclusive, non-transferable covenant not to

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission assert ASSIGNED PATENTS against MOTOROLA to make, have made, use, lease, sell, offer for sale, import, design, assemble, have assembled, test, or otherwise dispose of any comprehensive product or assembly which incorporates a product made on a SEMICONDUCTIVE MATERIAL and purchased from or made by a third party. This covenant not to assert does not extend to products made on a SEMICONDUCTIVE MATERIAL which are commercially sold to a third party by MOTOROLA that are not incorporated into a more comprehensive product or assembly. SCILLC agrees to extend such Covenant not to assert to Customers, distributors, and users that purchase or otherwise acquire such comprehensive product or assembly from MOTOROLA.

2.12. SCILLC agrees not to make any claim of infringement against the customers, distributors, and users of any LICENSED SPS PRODUCTS, based upon any claim of any ASSIGNED PATENT or LICENSED SCILLC PATENTS under which such products are licensed hereunder, for the use of any LICENSED SPS PRODUCTS which are made, imported, sold, leased or otherwise disposed of by MOTOROLA or its SUBSIDIARIES.

2.13. The licenses and covenants granted herein extend to each party's respective SUBSIDIARIES, so long as such party's SUBSIDIARIES agree to grant the same licenses and covenants granted in this Section 2 that SCILLC and MOTOROLA granted herein, respectively.

2.14. A covenant not to assert is not considered a license for the purposes of this Agreement.

2.15. The license and rights granted to SCILLC from MOTOROLA herein do not extend to Zilog or any other third party owned or controlled by the Texas Pacific Group.

                                   SECTION 3

                      ASSIGNMENT AND LICENSE OF TRADEMARKS

3.1. MOTOROLA hereby assigns all its right, title, and interest, including the goodwill of the business associated with the ASSIGNED TRADEMARKS, in ASSIGNED TRADEMARKS to SCILLC. MOTOROLA shall provide all of its files for each trademark registration or registration application of those ASSIGNED TRADEMARKS designated as being registered or pending registration no later than ninety (90) days after the CLOSING DATE. Upon transfer of such files to the SCILLC, SCILLC assumes all responsibility for the prosecution and payment of fees associated therewith. SCILLC shall ensure that all documentation necessary to execute and record the transfer of ASSIGNED TRADEMARKS is prepared by SCILLC and presented to MOTOROLA for signature. MOTOROLA shall execute and deliver, or cause to be executed and delivered such documentation to SCILLC no later than ninety (90) days after presentation of such documentation to SCILLC.

3.2. MOTOROLA hereby grants to SCILLC a limited, worldwide, paid-up, royalty free, nontransferable, nonexclusive license, without the right to grant sublicenses, to reproduce, copy, or use, for a period of one year after the CLOSING DATE, or to use up any inventory existing as of the CLOSING DATE, any LICENSED VISIBLE TRADEMARK on or in connection with the sale, offering for sale, distribution, or advertising of any LICENSED PRODUCT. This license is granted solely for a transition period to allow SCILLC to use up any inventory that bears any LICENSED VISIBLE TRADEMARK and to change tooling that places any LICENSED VISIBLE TRADEMARK on LICENSED PRODUCTS. SCILLC agrees to use its best efforts to cease such reproduction, copying, or use of LICENSED VISIBLE TRADEMARKS as soon as commercially reasonable; in any event, except as provided in Section 3.3, the license granted under this
      Section 3.2 shall extend no longer than one (1) year after the CLOSING
      DATE.

3.3. Notwithstanding Section 3.2, for any LICENSED PRODUCT that must be re-qualified when a LICENSED VISIBLE TRADEMARK on the LICENSED PRODUCT or its packaging is removed, SCILLC shall be permitted, for up to two (2) years after the CLOSING DATE, to reproduce, copy, or use LICENSED VISIBLE TRADEMARKS in a manner necessary for the continued sale and distribution of the LICENSED PRODUCT during such re-qualification.

3.4. After SCILLC ceases reproducing, copying, or using LICENSED VISIBLE TRADEMARKS pursuant to Sections 3.2 and 3.3, SCILLC may use up any inventory bearing such LICENSED VISIBLE TRADEMARKS, so long as the amount of such inventory is manufactured consistent with reasonable commercial practices.

3.5. MOTOROLA hereby grants to SCILLC a limited, worldwide, nonexclusive right, without the right to grant rights to third parties, to use the term "formerly a division of Motorola" (hereinafter "Transition Statement"), for a period of one (1) year after the CLOSING DATE with the stylized version of "Motorola" used by MOTOROLA and for a period of two (2) years after the CLOSING DATE without the stylized version of "Motorola", on or in connection with the sale, offering for sate, distribution, or advertising of any LICENSED PRODUCT. SCILLC shall submit to MOTOROLA the first use of each version of material containing the Transition Statement for approval by MOTOROLA. The use shall be deemed approved if MOTOROLA does not reject the submission within thirty (30) days of the date of the receipt of the submission by MOTOROLA. Except to the extent permitted in this Section 3.5, in no event will SCILLC have the right to use the Motorola logo, any stylized versions of the mark "Motorola" used by MOTOROLA, or other trademarks or tradenames owned by MOTOROLA with the Transition Statement. In no event shall SCILLC have the right to prepare and use new advertising, distribution materials, or business forms, in connection with the sale, offering for sale, distribution, or advertising of any product, which use the Motorola logo, a stylized version of the mark "Motorola" used by MOTOROLA (except as permitted above with the Transition Statement), or other trademarks or tradenames of Motorola. The preceding sentence does not modify the licenses granted in sections 3.3, 3.6, 3.13, and the right to mark products provided in section 3.2.

3.6. MOTOROLA hereby grants to SCILLC a limited, worldwide, paid-up, royalty free, nontransferable, nonexclusive license, without the right to grant sublicenses, to reproduce, copy, or use any LICENSED EMBEDDED TRADEMARK on or in connection with the sale, offering for sale, distribution, or advertising of any LICENSED PRODUCT. SCILLC agrees to use its best efforts to discontinue the use of any LICENSED EMBEDDED TRADEMARKS as soon as commercially reasonable. Notwithstanding the above, SCILLC agrees to remove the LICENSED EMBEDDED TRADEMARK upon the redesign of any LICENSED PRODUCT. This limited license shall terminate with the discontinuance or replacement of the items bearing such LICENSED EMBEDDED TRADEMARKS.

3.7. During the period of time that any LICENSED VISIBLE TRADEMARK or LICENSED EMBEDDED TRADEMARK is used by SCILLC, SCILLC shall manufacture LICENSED PRODUCT using standards of quality which are not changed in a substantial way from those used by Semiconductor Components Group prior to the CLOSING DATE.

3.8. So long as any LICENSED VISIBLE TRADEMARK or any LICENSE, EMBEDDED TRADEMARK is used by SCILLC, MOTOROLA shall have the right at reasonable times and on reasonable notice to conduct, during regular business hours, an examination of LICENSED PRODUCTS bearing the LICENSED VISIBLE TRADEMARK or LICENSED EMBEDDED TRADEMARK manufactured by SCILLC (including those in process, assembled or tested) at SCILLC or its SUBSIDIARIES' facilities to determine compliance of such LICENSED PRODUCTS with the applicable quality standards referred to in Section 3.7. If at any time such LICENSED PRODUCTS in the sole, reasonable opinion of MOTOROLA, fail to conform to the standards of quality in materials, design, workmanship, use, advertising, and promotion, MOTOROLA or its authorized representative shall so notify SCILLC. Upon such notification, SCILLC shall cease to use the LICENSED VISIBLE TRADEMARKS or the LICENSED EMBEDDED TRADEMARKS on such LICENSED PRODUCTS or else take such steps as are necessary promptly to restore the LICENSED PRODUCT to the required standard.

3.9. SCILLC shall not make any use of the LICENSED VISIBLE TRADEMARKS or LICENSED EMBEDDED TRADEMARKS in such a manner that would represent to the public that SCILLC, rather than MOTOROLA, is the owner of the such LICENSED VISIBLE TRADEMARKS or LICENSED EMBEDDED TRADEMARKS. SCILLC agrees that it shall not at any time adopt, use or apply for any registration of any trademark, service mark, copyright or other designation which is identical to or confusingly similar to LICENSED VISIBLE TRADEMARKS or LICENSED EMBEDDED TRADEMARKS or which could affect Motorola's ownership of such LICENSED VISIBLE TRADEMARKS or LICENSED EMBEDDED TRADEMARKS.

3.10. MOTOROLA hereby grants to SCILLC the right to use all part numbers, model numbers and the like in use by MOTOROLA to identify SCG PRODUCTS to customers as of the CLOSING DATE. SCILLC shall further have the right to additional part or model numbers to any series or numbering scheme in use as of the CLOSING DATE. Other than as permitted in the other Sections of this Section 3, SCILLC will not use a part number, model number and the like that is a MOTOROLA owned trademark.

3.11. At the CLOSING DATE, and for a period of two (2) years thereafter, MOTOROLA shall display, on the home page of its MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR web site, a hypertext link to SCILLC's uniform resource locator (URL). The initial wording of such hypertext link shall be agreed upon between SCILLC end MOTOROLA prior to the CLOSING DATE. Thereafter, upon the approval of MOTOROLA, MOTOROLA shall reword the hypertext link as reasonably requested by SCILLC.

3.12. SCILLC hereby grants to MOTOROLA a limited, worldwide, paid-up royalty free, nontransferable, nonexclusive license, without the right to grant sublicenses, under any ASSIGNED TRADEMARKS, to use up any inventory of printed materials, including any data books, or to display and distribute electronic materials which contain information about MOTOROLA's products other than SCG PRODUCTS. MOTOROLA agrees to use its best efforts to discontinue the use of any ASSIGNED TRADEMARKS as soon as commercially reasonable. During the period of time that any ASSIGNED TRADEMARK is used by MOTOROLA, MOTOROLA shall maintain standards of quality as to goods and/or materials that bear the ASSIGNED TRADEMARKS that are not changed in substantial way from those used prior to the CLOSING DATE. SCILLC shall have the right, at reasonable times and on reasonable notice, to examine and insure the quality of goods and/or materials used or distributed by MOTOROLA that bear the ASSIGNED TRADEMARKS

3.13. At the CLOSING DATE and for a period of two (2) years thereafter, SCILLC, at the request of MOTOROLA, shall display, on the home page of its web site, a hypertext link to the URL of MOTOROLA's MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR. The initial wording of such hypertext link shall be agreed upon between SCILLC and MOTOROLA prior to the CLOSING DATE. Thereafter, upon the approval of SCILLC, SCILLC shall reword the hypertext link as reasonably requested by MOTOROLA.

3.14. MOTOROLA and SCILLC agree to negotiate, in good faith, the extension of the obligations set forth in Section 3.11 and 3.13 for another two (2) year period. The parties agree that the negotiations shall take into account the respective value of the link to each party.

3.15. The licenses and covenants granted herein extend to each party's respective SUBSIDIARIES, so long as such party's SUBSIDIARIES agree to grant the same licenses and covenants granted in this Section 3 that SCILLC and MOTOROLA granted herein, respectively.

                                   SECTION 4

                            ASSIGNMENT OF MASK WORKS

4.1. MOTOROLA hereby assigns all its right, title, and interest, subject to any existing third party licenses before the CLOSING DATE, in ASSIGNED MASK WORKS to SCILLC. MOTOROLA shall provide all of its files of the registered ASSIGNED MASK WORKS to SCILLC no later than ninety (90) days after the CLOSING DATE. SCILLC shall ensure that all necessary documentation necessary to execute and record the transfer of ASSIGNED MASK WORKS is prepared by SCILLC and presented to MOTOROLA for signature. MOTOROLA shall execute and deliver, or cause to be executed and delivered such documentation to SCILLC, no later than ninety (90) days after presentation of such documentation to SCILLC.

4.2. This Agreement imposes no obligation on MOTOROLA to file any mask work registrations on any ASSIGNED MASK WORK which has been fixed by MOTOROLA and which statutory protection is still available.

                                   SECTION 5

                       ASSIGNMENT AND LICENSE OF KNOW HOW

5.1. MOTOROLA hereby assigns all its right, title, and interest, subject to any existing third party licenses before the CLOSING DATE, in ASSIGNED KNOW HOW to SCILLC.

5.2. MOTOROLA hereby grants to SCILLC a perpetual, world wide, non-exclusive, license, without the right to sublicense (except and only to the extent necessary for SCILLC to fulfill its obligations assumed under the Technology License Contract originally between Motorola, Inc. and Leshan-Phoenix Semiconductor Company, Ltd), to LICENSED KNOW HOW to manufacture, have manufactured, use, lease, sell, offer for sale, import, design, assemble, have assembled, test, or otherwise dispose of LICENSED PRODUCTS.

5.3. MOTOROLA shall make available to SCILLC all ASSIGNED KNOW HOW and LICENSED KNOW HOW existing in tangible form no later than ninety (90) days after the CLOSING DATE. For that ASSIGNED KNOW HOW or LICENSED KNOW HOW which is not being utilized in Motorola Energy Systems, Inc. before the CLOSING DATE, any transition services and transfer thereof to SCILLC's facilities will be addressed in Collateral Agreements to be agreed upon between SCILLC and MOTOROLA.

5.4. MOTOROLA agrees to grant joint ownership rights, subject to any existing third party, licenses before such grant, in the MOSAIC 5 and MOSAIC 5e know how if and when the MOSAIC 5 and/or MOSAIC 5e process is transferred to SCILLC as set forth in the SCG Manufacturing Agreement. Upon such grant, SCILLC and MOTOROLA will retain an undivided one-half interest in such MOSAIC 5 and MOSAIC Se know how, without accounting to the other. The parties agree that prior to the granting of the rights herein, it likely will be necessary to provide certain know how to SCILLC for SCILLC to install the MOSAIC 5 and/or MOSAIC 5e process in its own facilities. SCILLC and MOTOROLA will agree on a transfer schedule of the MOSAIC 5 and/or MOSAIC 5e know how to SClLLC in advance of the transfer of such know how in a manner that facilitates the orderly transfer of such know how to SCILLC's facilities.

5.5. MOTOROLA hereby assigns to SCILLC all its right, title, and interest, subject to any existing third party licenses before the CLOSING DATE, in Standard Linear know how used solely by the Semiconductor Components Group before the CLOSING DATE and such Standard Linear know how shall be considered as ASSIGNED KNOW HOW. MOTOROLA hereby grants to SCILLC joint ownership rights, subject to any existing third party licenses before such grant, in the Standard Linear know how used by both the Semiconductor Components Group and other business units of MOTOROLA's SEMICONDUCTOR PRODUCTS SECTOR and SCILLC and MOTOROLA will retain an undivided one-half interest in such Standard Linear know how, without accounting to the other.

5.6. SCILLC hereby grants to MOTOROLA a perpetual, world wide, non-exclusive, paid-up license, without the right to sublicense, to use ASSIGNED KNOW HOW to make. have made, use, lease, sell, offer for sale, import, design, assemble, have assembled, test, or otherwise dispose of any LICENSED SPS PRODUCT.

5.7. The licenses and covenants granted herein extend to each party's respective SUBSIDIARIES, so long as such party's SUBSIDIARIES agree to grant the same licenses and covenants granted in this Section 5 that SCILLC and MOTOROLA granted herein, respectively.

                                   SECTION 6

                ASSIGNMENT AND LICENSE IN COPYRIGHTABLE MATERIALS

6.1. MOTOROLA hereby assigns all copyrights, right, title, and interest in ASSIGNED COPYRIGHTABLE MATERIALS to SCILLC.

6.2. MOTOROLA hereby grants to SCILLC a perpetual, worldwide, nonexclusive, license to use, reproduce, prepare derivative works of, or distribute LICENSED COPYRIGHTABLE MATERIALS in conjunction with the marketing or sale of LICENSED PRODUCTS, provided all trademarks and tradenames of MOTOROLA shall be removed from any LICENSED COPYRIGHTABLE MATERIALS before any distribution thereof. Notwithstanding the above language of this Section
      6. 2, the use of LICENSED VISIBLE TRADEMARKS and LICENSED EMBEDDED TRADEMARKS shall be governed by Section 3 of the Agreement.

      6.2.1. In the event that SCILLC requires additional rights in order to institute a lawsuit for copyright infringement against a third party relating to the infringement of LICENSED COPYRIGHTABLE MATERIALS, MOTOROLA agrees to cooperate with SCILLC to provide SCILLC with additional rights sufficient to permit SCILLC to Institute an action for infringement. Such additional rights shall be provided without additional charge to SCILLC and SCILLC will reimburse MOTOROLA for any reasonable expenses incurred to provide to such additional rights.

6.3. SCILLC hereby grants to MOTOROLA a worldwide, paid-up, royalty free, non-exclusive license under ASSIGNED COPYRIGHTABLE MATERIALS to use, reproduce, prepare derivative works of; or distribute ASSIGNED COPYRIGHTABLE MATERIALS in conjunction with the marketing or sale of LICENSED SPS PRODUCTS, provided all ASSIGNED TRADEMARKS shall be removed from any ASSIGNED COPYRIGHTABLE MATERIALS used by MOTOROLA before the distribution thereof. Notwithstanding the above language of this Section 6.3, the use of ASSIGNED TRADEMARKS by MOTOROLA shall be governed by
      Section 3 of the Agreement.

6.4. The licenses and covenants granted herein extend to each party's respective SUBSIDIARIES. so long as such party's SUBSIDIARIES agree to grant the same licenses and covenants granted in this Section 6 that SCILLC and MOTOROLA granted herein, respectively.

                                   SECTION 7

                               LICENSE OF SOFTWARE

7.1. MOTOROLA hereby grants to SCILLC a perpetual, worldwide, nonexclusive license in LICENSED SOFTWARE to use, reproduce. or prepare derivative works of LICENSED SOFTWARE and to otherwise utilize LICENSED SOFTWARE in the manufacture, sale, or design of semiconductor products. MOTOROLA hereby grants to SCILLC a perpetual, worldwide, nonexclusive license in LICENSED SOFTWARE to distribute or sublicense LICENSED SOFTWARE that was historically distributed, embedded, or sublicensed to customers or suppliers in conjunction with the manufacture, sale, or design of any SCG PRODUCT by MOTOROLA

7.2.  LICENSED SOFTWARE is provided "AS IS." The licenses granted in this
      Section 7 impose no obligation on MOTOROLA to maintain LICENSED SOFTWARE for SCILLC. However, for a period of two (2) years, to the extent any updates are made to LICENSED SOFTWARE to fix errors in LICENSED SOFTWARE, MOTOROLA will license and provide copies of such updates to SCILLC upon SCILLC's written request and at SCILLC's expense.

7.3.  The licenses granted herein extend to SCILLC's SUBSIDIARIES.

                                   SECTION 8

                   INDEMNIFICATION, LITIGATION, AND ASSISTANCE

8.1. MOTOROLA shall have all control over and obligations and liability, to the extent limited herein. for the litigation styled POWER INTEGRATIONS, INC.
      V. MOTOROLA, INC., No. CA 98-490, presently pending in the United States District Court for the District of Delaware, and will indemnify SCILLC as set forth herein as to such litigation and any subsequent litigation led against SCILLC by Power Integrations to the extent that such subsequent litigation claims infringement of the same patents and the same products (but not any products redesigned after the CLOSING DATE) as the Power Integrations, Inc. Motorola, Inc. litigation (hereinafter "PI Litigation"). SCILLC will provide such reasonable assistance as may be requested by MOTOROLA during the further conduct of the PI Litigation, at MOTOROLA's expense. SCILLC shall have the right to participate in the litigation, with its own counsel, at its own expense. Notwithstanding the above language, MOTOROLA shall retain all control over and ability to settle such PI Litigation at any time during such PI Litigation, even if SCILLC is subsequently named as a party to such PI Litigation. MOTOROLA will communicate any settlement offer to SCILLC prior to presenting to Power Integrations and will promptly communicate to SCILLC any settlement offers presented to MOTOROLA by Power Integrations. With respect to any product(s) enjoined by such PI Litigation, MOTOROLA will pay for lost profits, reasonably shown and extrapolated by orders placed and accepted by SCILLC, up to five years after such injunction and for the direct costs of redesigning the product(s) enjoined to be non-infringing. MOTOROLA shall not be further liable for any liability arising after such redesign. MOTOROLA's total, cumulative obligation to indemnify, as set forth in this
      Section 8.1, shall not exceed the amount of five (5) million dollars $US, such amount to include any and all costs and fees, including attorneys fees and costs incurred or paid by or for MOTOROLA after the CLOSING DATE, lost profits of SCILLC as set forth above (and only for this Section 8.1), and damages, settlement amounts, and royalties paid by or for MOTOROLA. The indemnification provided under this Section 8.1 shall not apply to the Indemnity Cap set forth in Section 8.4.

8.2. As of the CLOSING DATE, the licenses and other items listed in Exhibit 8.2 shall be assigned to SCILLC. SCILLC shall assist MOTOROLA in obtaining any third-party consents necessary to effectuate the transfer of the licenses in Exhibit 8.2 to SCILLC. If any such license is not assigned to SCILLC, MOTOROLA's total liability shall be covered under Section 8.3 and its subsections. With respect to the pending agreements, MOTOROLA makes no representation that the agreements will be executed as of the CLOSING DATE. In the event that MOTOROLA's legal department is informed of, subsequent to the CLOSING DATE, a THIRD PARTY SCG CONTRIBUTION, MOTOROLA assigns and agrees to assign such THIRD PARTY SCG CONTRIBUTION to SCILLC.

8.3. MOTOROLA shall indemnify and hold SCILLC harmless from any and all of SCILLC's damages arising out of any and all third party claims or suits asserting that an act committed by MOTOROLA prior to the CLOSING DATE infringes any patent, copyright, trademark, or trade secret rights of a third party.

8.4. MOTOROLA agrees to indemnify and hold SCILLC, its SUBSIDIARIES and its and their respective officers, directors, employees, and agents harmless, to the extent limited in this Section 8.4 and its subsections 8.4.1, 8.4.2, and 8.4.3, from damages arising out of all claims or suits by a third party patent licensor of MOTOROLA**************************************
      ************************************** that the INDEMNIFIED PRODUCT, to the extent so made infringes any patent that would have been covered by any such third party patent license in existence as of the CLOSING DATE between MOTOROLA and such third party if said patent license had been extended or assigned to SCILLC or its SUBSIDIARIES. This indemnity shall not apply to any products sold by SCILLC or its SUBSIDIARIES that are not INDEMNIFIED PRODUCTS.

      8.4.1. MOTOROLA's total, cumulative obligation to indemnify as set forth above, shall not exceed the amount seventy-five (75) million dollars $US (hereinafter, the "Indemnity Cap"), such amount to include any and all costs and fees, including attorneys fees and costs incurred or paid by or for MOTOROLA, lost profits of SCILLC and its SUBSIDIARIES (and only for this Section 8.4), and damage or royalties paid by or for MOTOROLA. The indemnification obligation for claims made by a third party patent licensor of MOTOROLA hereunder shall extend for the term of each patent license which MOTOROLA was a party to with such licensor as that term existed as of the CLOSING DATE or for three (3) years, whichever is shorter (hereinafter the "Indemnification Period"). MOTOROLA's indemnification obligation will terminate after the Indemnification Period even if a claim arises during or before the Indemnification Period, where no notice is provided to MOTOROLA of such claim within five (5) years after the CLOSING DATE. If MOTOROLA is provided with notice of a claim covered hereunder, which arose during the applicable Indemnification Period, within five (5) years after the CLOSING DATE, MOTOROLA shall retain the obligations to indemnify as set forth herein for such claim subject to the Indemnity Cap and only for the Indemnification Period. In the event that a claim covered hereunder results in the filing of a lawsuit by a third party patent licensor asserting patent infringement against SCILLC within the Indemnification Period and outside the Indemnification Period, SCILLC and MOTOROLA agree that the costs arising out of such lawsuit will be apportioned accordingly. In no event will the preceding sentence be interpreted to expand MOTOROLA's indemnification obligation set forth in this entire Section 8.4.

      8.4.2. MOTOROLA shall not be obligated to provide any indemnification under Section 8.4 and its subsections for claims arising from a third party if SCILLC or its SUBSIDIARIES initiates, solicits, or asserts a claim or offer for license, directly or indirectly, under any intellectual property against such third party and such third party asserts a claim of infringement against SCILLC or its SUBSIDIARIES after receiving such claim from SCILLC or its SUBSIDIARIES. In any event, MOTOROLA shall have no obligation whatsoever for any claims brought by any

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission party which was not a third party licensor to MOTOROLA under a valid licensing agreement at the time as of the CLOSING DATE.

      8.4.3. As a precondition to any such obligation to indemnify, SCILLC or its SUBSIDIARIES shall provide MOTOROLA prompt written notice of a claim giving rise to an indemnity obligation under these Sections
              8.3 and 8.4 upon receipt or notification by SCILLC of any such claim, and at MOTOROLA's request, MOTOROLA shall be given control of said claim. MOTOROLA shall have the right, but not the obligation, to defend against any such claim of infringement. SCILLC and its SUBSIDIARIES shall provide all reasonable information and assistance to settle such claims. MOTOROLA shall communicate any settlement proposals to SCILLC prior to communicating them to a claimant. If commercially reasonable, SCILLC and its SUBSIDIARIES will redesign any infringing products in order to settle a claim. In order to settle a claim, SCILLC and its SUBSIDIARIES hereby agree to grant patent licenses under patents owned or controlled by SCILLC and its SUBSIDIARIES, so long as SCILLC and its SUBSIDIARIES receive a reciprocal license under the third party's patents.

8.5. Notwithstanding any other provision of this Section 8, SCILLC may, in its sole discretion, elect to defend any claim of infringement itself and not seek indemnification from MOTOROLA under this Section 8. If SCILLC makes such an election, it shall have no obligation to disclose the existence of any such claim to MOTOROLA, and MOTOROLA shall have no obligation to defend or to indemnify SCILLC or its SUBSIDIARIES as to such claim.

8.6. MOTOROLA shall have all control over and obligations and liability for the litigation Kermit Aguago and Khanh N. Tran V. Motorola, Inc., No. A 99CA097JN, presently pending in the United States District Court for the Western District of Texas, Austin Division will indemnify SCILLC as to such litigation for a claim related to any equipment owned by MOTOROLA as of the CLOSING DATE if SCILLC is named as a party to such litigation. SCILLC will provide such reasonable assistance as may be requested by MOTOROLA during the further conduct of such litigation, at MOTOROLA's expense.

8.7. THIS SECTION 8 STATES THE ENTIRE LIABILITY OR INDEMNITY OBLIGATION OF MOTOROLA WITH RESPECT TO CLAIMS BY A THIRD PARTY REGARDING INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT.

                                   SECTION 9

                                 CONFIDENTIALITY

9.1. For a period of five (5) years from the date of receipt of the CONFIDENTIAL INFORMATION and ten (10) years from the CLOSING DATE for the RESTRICTED

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission

      PROCESS MODULES, each party agrees to use the same care and discretion, but at least reasonable care and discretion, to avoid disclosure, publication, or dissemination of CONFIDENTIAL INFORMATION of the other party as that party employs with similar information of its own which it does not desire to publish, disclose, or disseminate, unless it is in connection with its business and provided that the third party executes a confidentiality agreement having substantially the same obligations as these confidentiality provisions.

9.2. Disclosure of CONFIDENTIAL INFORMATION shall not be precluded if such disclosure is in response to a valid order of a court thereof; provided, however, that the disclosing party shall first have made a good faith effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purpose for which the order was issues; or otherwise required by law.

9.3. This Agreement imposes no obligation on either party with respect to CONFIDENTIAL INFORMATION disclosed under this Agreement which (1) is available or becomes available to the public without breach of this Agreement, (2) is explicitly approved for release by written authorization of the other party, (3) is lawfully obtained from a third party or parties without a duty of confidentiality, (4) is disclosed to a third party by the owner of such CONFIDENTIAL INFORMATION without a duty of confidentiality. (5) is known to the receiving party prior to such disclosure, or (6) is at any time developed independently of any such disclosure(s) of CONFIDENTIAL INFORMATION to the receiving party.

                                   SECTION 10

                                  COMPENSATION

10.1. The licenses granted and the assignments made to SCILLC in this Agreement shall be without compensation from SCILLC to MOTOROLA, and shall be treated as a contribution by MOTOROLA to the capital of SCG Holding for all tax purposes.

10.2. The licenses granted to MOTOROLA in this Agreement shall be without further compensation from MOTOROLA to SCILLC.

                                   SECTION 11

                   REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

11.1. MOTOROLA hereby represents and warrants that it has the right to grant to the SCILLC the licenses and assignments granted herein.

11.2. The registered ASSIGNED TRADEMARKS set forth in Exhibit 1.5 are free and clear of all liens, encumbrances, and adverse claims of title.

11.3. The ASSIGNED PATENTS set forth in Exhibit 1.4 are free and clear of all liens, encumbrances, and adverse claims of title.

11.4. EACH PARTY HEREBY DISCLAIMS MAKING ANY REPRESENTATIONS OR WARRANTIES RELATING TO THE SUBJECT MATTER HEREOF, WHETHER ARISING BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THOSE SET FORTH IN THIS AGREEMENT.

11.5. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY INTELLECTUAL PROPERTY, GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE NONPERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

11.6. Nothing contained in this agreement shall be construed as:

      11.6.1. a warranty or representation by MOTOROLA as to the validity and or scope of the INTELLECTUAL PROPERTY;

      11.6.2. conferring any license or any other right, by implication, estoppel, or otherwise, under any patent application, patent or patent right, or other intellectual property, except as herein expressly granted;

      11.6.3. imposing on MOTOROLA any obligation to institute any suit or action for infringement of any of the INTELLECTUAL PROPERTY, or to defend any Suit or action brought by a third party which challenges or concerns the validity of any other INTELLECTUAL PROPERTY, except as expressly provided herein;

      11.6.4. a warranty or representation by MOTOROLA that any manufacture, use, sale, importation, lease or any other disposition of LICENSED PRODUCTS or the use of any INTELLECTUAL PROPERTY will be free from infringement of any patent or other intellectual property; or

      11.6.5. imposing on MOTOROLA any obligation to file any patent application or secure any patent or maintain any patent in force or file any registration for trademarks, mask works, or copyrights.

                                   SECTION 12

                            MISCELLANEOUS PROVISIONS

12.1. The rights or privileges provided for in this Agreement may be assigned or transferred by either party only with the prior written consent of the other party and with the authorization or approval of any governmental authority as then may be required, except to a successor in ownership of all or substantially all of the assets of the SCILLC or MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR or for the account of the lenders providing bank financing solely and specifically for the purpose of securing such bank financing for the sale of the SCG Business by MOTOROLA, but such successor, before such assignment or transfer is effective, shall expressly assume in writing to the other party the performance of all of the terms and conditions of the assigning party. The licenses and rights granted hereunder shall not extend to a divested business of either party, except that a divested business of MOTOROLA or the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR shall receive licenses and covenants granted in Section 2.7, with respect to ASSIGNED PATENTS only. Notwithstanding the above, the ASSIGNED PATENTS may be transferred, subject to the licenses and covenants granted herein to MOTOROLA, to a wholly owned subsidiary of SCILLC, provided that thc wholly owned subsidiary is not Zilog or another acquired third party owned or controlled by the Texas Pacific Group.

12.2. This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the laws as set forth in the Reorganization Agreement.

12.3. This Agreement is the result of negotiation between the parties, which parties acknowledge that they have been represented by counsel during such negotiations; accordingly, this Agreement shall not be construed for or against either party regardless of which party drafted this Agreement or any portion thereof.

12.4. This Agreement sets forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, in the Reorganization Agreement, or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized office or representative of the party to be bound thereby.

12.5. The parties shall have the right to disclose the existence of this Agreement. This Agreement shall be considered confidential.

12.6. All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered airmail, postage prepaid, in any post office in the United States, addressed as follows:

      12.6.1. If to MOTOROLA:                    With a copy to:

              Motorola, Inc                      Motorola, Inc.
              1303 East Algonquin Road           6501 William Cannon Drive West
              Schaumburg, Illinois 60196         Mail Drop TX30/OE9
                                                 Austin, TX 78735-8598
              Attention: Vice President for
                         Patents, Trademarks     Attention: President,
                         & Licensing                        Semiconductor
              Facsimile (847) 576-3750                      Products Sector

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate.

                                          MOTOROLA, INC.

                                          By: /s/ Carl F. Koenemann
                                             -----------------------------------
                                          Name: Carl F. Koenemann

                                          Title: Executive Vice President and
                                          Chief Financial Officer



                                          SEMICONDUCTOR COMPONENTS
                                            INDUSTRIES, LLC

                                          By: SCG Holding Corporation,
                                          its sole member

                                          By: /s/ Theodore W. Schaffner
                                             -----------------------------------

                                          Name: Theodore W. Schaffner

                                          Title: Vice-President

                                   EXHIBIT 1.2

                                ASSIGNED KNOW HOW

                                [2 pages Redacted]

[Confidential Information omitted and Filed separately with the Securities and Exchange Commission.]

                                   EXHIBIT 1.3

                               ASSIGNED MASK WORKS

                                [1 page redacted]

[Confidential Information omitted and filed separately with the Securities and Exchange Commission.]

                                   EXHIBIT 1.4

                                ASSIGNED PATENTS


--------------------------------------------------------------------------------------------------------------------------------
DOCKET#    TITLE                                                                        FIRST INVENTOR
--------------------------------------------------------------------------------------------------------------------------------
AP00646    POWER DRIVER HAVING SHORT CIRCUIT PROTECTION                                 LORINCZ, STEFAN
--------------------------------------------------------------------------------------------------------------------------------
SC0021AJ   DC/DC CONVERTER                                                              SAKURAI, TADASHI
--------------------------------------------------------------------------------------------------------------------------------
SC0083ET   PROTECTED DARLINGTON TRANSISTOR ARRANGEMENT                                  PEYRE-LAVIGNE, ANDRE
--------------------------------------------------------------------------------------------------------------------------------
SC0092ET   HIGH VOLTAGE SEMICONDUCTOR DEVICE AND FABRICATION PROCESS                    JAUME, DENIS
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SCO0230AJ  CONTROLLER FOR BATTERY CHARGER                                               TAMIYA, HAJIME
--------------------------------------------------------------------------------------------------------------------------------
SC0233ET   SWITCHING TRANSISTOR ARRANGEMENT                                             LANCE, PHILIPPE
--------------------------------------------------------------------------------------------------------------------------------
SC0346ER   POWER SWITCHING CIRCUIT                                                      KADANKA, PETER
--------------------------------------------------------------------------------------------------------------------------------
SC00395ET  POWER SUPPLY                                                                 LHERMITE, FRANCOIS
--------------------------------------------------------------------------------------------------------------------------------
SC04052    MOS TRANSISTOR                                                               TERRY LEWIS EUGENE
--------------------------------------------------------------------------------------------------------------------------------
SC04091    INPUT RANGING DIVIDER AND METHOD FOR AN ANALOG TO DIGITAL                    NEIDORFF, ROBERT
           CONVERTER
--------------------------------------------------------------------------------------------------------------------------------
SC04223    ECL MOS BUFFER CIRCUITS                                                      WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC04255    OUTPUT STAGE FOR OPERATIONAL AMPLIFIER                                       DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04256    OPERATIONAL AMPLIFIER                                                        DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04258    OPERATIONAL AMPLIFIER                                                        DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC04615    CURRENT LIMITER & METHOD FOR LIMITING CURRENT                                MAIN WILLIAM ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC04760    OUTPUT MULTIPLEXER HAVING ONE GATE DELAY                                     JEFFREY, PHILIP ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC04791    MOSFET "II" SWITCH CIRCUIT FOR ADC MOTOR                                     VALENTINE RICHARD J
--------------------------------------------------------------------------------------------------------------------------------
SC04837    MONOLITHIC ZERO CROSSING TRIAC DRIVER                                        YIM HYUNG JIN
--------------------------------------------------------------------------------------------------------------------------------
SC0486ET   SURFACE MOUNT SEMICONDUCTOR DIODE DEVICE                                     MARTIN, JEAN-BAPTISTE
--------------------------------------------------------------------------------------------------------------------------------
SC04932    OVERVOLTAGE AND OVERTEMPERATURE PROTECTION CIRCUIT                           SCHULTZ WARREN J
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC05008    METHOD FOR PRODUCING LOW NOISE, HIGH GRADE CONSTANT                          CHRUMA, JERRY
           SEMICONDUCTOR JUNCTIONS
--------------------------------------------------------------------------------------------------------------------------------
SC05078    CURRENT SENSING CIRCUIT                                                      WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC05086    METHOD FOR RESISTOR TRIMMING BY METAL MIGRATION                              VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05235    IMPROVED OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                           VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05236    SEMICONDUCTOR HOUSING                                                        DUBOIS JERRY MARK
--------------------------------------------------------------------------------------------------------------------------------
SC05293    IMPROVE OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                            VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC05312    CURRENT LIMIT TECHNIQUE FOR MULTIPLE-EMITTER VERTICAL                        BYNUM BYRON G
           POWER TRANSISTOR
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC05364    METHOD OF MAKING GATE TURNOFF SWITCH WITH ANODE SHORT AND                    BENDER, JOHN R
           BURIED BASE
--------------------------------------------------------------------------------------------------------------------------------
SC0554ET   SEMICONDUCTOR POWER DEVICE                                                   SICARD, THIERRY MICHEL
--------------------------------------------------------------------------------------------------------------------------------
SC05602C   CURRENT MIRROR CIRCUIT AND METHOD FOR PROVIDING                              DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------

---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission

--------------------------------------------------------------------------------------------------------------------------------
            ZERO TEMPERATURE COEFFICIENT TRIMMABLE CURRENT RATIOS
--------------------------------------------------------------------------------------------------------------------------------
SC05606C   TRIMMABLE DIFFERENTIAL AMPLIFIER HAVING A ZERO TEMPERATURE COEFFICIENT       DAVIS WILLIAM F
           OFFSET VOLTAGE AND METHOD
--------------------------------------------------------------------------------------------------------------------------------
SC05639P   METHOD FOR PASSIVATING A SEMICONDUCTOR JUNCTION                              BELMONT EMANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC05668C   ECL TO TTL VOLTAGE LEVEL TRANSLATOR                                          BIRRITTELLA, MARK S
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
-------------------------------------------------------------------------------------------------------------------------------
SC05731C   FREQUENCY DOUBLER CIRCUIT AND METHOD                                         ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC05735P   MONOLITHIC TEMPERATURE-COMPENSATED VOLTAGE REFERENCE DIODE AND               BOLAND BERNARD WILLIAM
           METHOD FOR ITS MANUFACTURE
--------------------------------------------------------------------------------------------------------------------------------
SC05788C   THERMAL CURRENT SUPPLY CIRCUIT                                               BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC05803C   SYMMETRIC LAYOUT FOR QUAD OPERATIONAL AMPLIFIERS                             DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05807C   AUTOMATIC RESTART CIRCUIT FOR A SWITCHING POWER SUPPLY                       PACE WILSON D
--------------------------------------------------------------------------------------------------------------------------------
SC05814C   POWER MOS LOSS OF GROUND PROTECTION                                          WRATHALL ROBERT STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC05871P   METHOD OF MAKING VERTICAL FIELD EFFECT TRANSISTOR WITH PLURALITY             KOURY DANIEL N
           OR GATE INPUT CONNECTIONS
--------------------------------------------------------------------------------------------------------------------------------
SC05878C   OPERATIONAL AMPLIFIER WITH PASSIVE CURRENT LIMITING                          DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05880C   AMPLIFIER HAVING IMPROVED GAIN BANDWIDTH PRODUCT                             DAVIS WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC05881C   DIFFERENTIAL AMPLIFIER INCLUDING BALANCED TWO TERMINAL SERIES                DAVIS WILLIAM F
           RC NETWORK
--------------------------------------------------------------------------------------------------------------------------------
SC05901C   VOLTAGE REGULATOR                                                            BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC05910C   CIRCUIT HAVING AN OUTPUT REFERENCED TO A SPECIFIC VOLTAGE                    PRICE JOHN J JR
           IN RESPONSE TO EITHER AN ECL OR TTL INPUT
--------------------------------------------------------------------------------------------------------------------------------
SC05966C   CIRCUIT UTILIZING RESISTORS TRIMMED BY METAL MIGRATION                       SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC05972T   LEAD STRAIGHTENER AND FLATTENER FOR SEMICONDUCTOR DEVICES                    GONZALEZ VICTOR MANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC05983P   MESA ZENER DIODE AND METHOD OF MANUFACTURE THEREOF                           WETTEROTH THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC05986C   TRIMMABLE CURRENT SOURCE                                                     SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC05988C   OPERATIONAL AMPLIFIER UTILIZING FET FOLLOWERS                                SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC0598AJ   CHARGE AND DISCHARGE CONTROLLER BATTERY                                      YADA, AKITOSHI
--------------------------------------------------------------------------------------------------------------------------------
SC05991C   OPERATIONAL AMPLIFIER UTILIZING JFET FOLLOWERS AND FEED-FORWARD              SUSAK, DAVID M
           CAPACITORS
--------------------------------------------------------------------------------------------------------------------------------
SC05996C   OPERATIONAL AMPLIFIER UTILIZING RESISTORS TRIMMED BY METAL MIGRATION         DAVIS, WILLIAM F
--------------------------------------------------------------------------------------------------------------------------------
SC06013C   AMPLIFIER HAVING IMPROVED GAIN/BANDWIDTH PRODUCT                             VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC06035T   METHOD OF PRODUCING A THERMOGENETIC SEMICONDUCTOR DEVICE                     KALFUS MARTIN AARON
--------------------------------------------------------------------------------------------------------------------------------
SC06109P   BIPOLAR SEMICONDUCTOR DEVICE HAVING A CONDUCTIVE RECOMBINATION               LESK ISRAEL ARNOLD
           LAYER
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission


--------------------------------------------------------------------------------------------------------------------------------
SC06123P   FET STRUCTURE ARRANGEMENT HAVING LOW ON RESISTANCE                           ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
           *********
--------------------------------------------------------------------------------------------------------------------------------
SC06224C   ECL GATE HAVING DUMMY LOAD FOR SUBSTANTIALLY REDUCING SKEW                   MCDONALD JAMES TODD
--------------------------------------------------------------------------------------------------------------------------------
SC06237C   SEMICONDUCTOR STRUCTURE WITH CLOSELY COUPLED SUBSTRATE TEMPERATURE           FAY GARY V
           SENSE ELEMENT
--------------------------------------------------------------------------------------------------------------------------------
SC06244T   FORMED TOP CONTRACT FOR NON-FLAT SEMICONDUCTOR DEVICE                        KALFUS MARTIN AARON
--------------------------------------------------------------------------------------------------------------------------------
SC06266C   DUAL CHANNEL CURRENT MODE SWITCHING REGULATOR                                ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC06271P   CONTROLLED VOLTAGE DROP DIODE                                                SUNDSTROM RAY D
--------------------------------------------------------------------------------------------------------------------------------
SC06274C   OPERATIONAL AMPLIFIER                                                        SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06276C   START CIRCUIT FOR A BANDGAP REFERENCE CELL                                   CAVE DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC06327P   LOW VOLTAGE DEEP JUNCTION DEVICE AND METHOD                                  LIAW H MING
--------------------------------------------------------------------------------------------------------------------------------
SC06330C   ECL LOGIC GATE                                                               HOLLSTEIN, ROGER L.
--------------------------------------------------------------------------------------------------------------------------------
SC06331T   METHOD FOR IMPROVING THE ADHESION OF A PLASTIC ENCAPSULANT TO COPPER         SPANJER KEITH GORDON
           CONTAINING LEADFRAMES
--------------------------------------------------------------------------------------------------------------------------------
SC06346C   POWER FIELD EFFECT TRANSISTOR DRIVER CIRCUIT FOR PROTECTION FROM OVER        DUNN WILLIAM CHARLES
           VOLTAGES
--------------------------------------------------------------------------------------------------------------------------------
SC06347C   VOLTAGE LEVEL CONVERSION CIRCUIT                                             DUNN WILLIAM CHARLES
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06366P   SELF ALIGNED VERTICAL FIELD EFFECT TRANSISTOR HAVING AN IMPROVED SOURCE      DAVIES ROBERT BRUCE
           CONTACT
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06388T   SELF-CENTERING ELECTRODE FOR POWER DEVICES                                   KALFUS MARTIN
--------------------------------------------------------------------------------------------------------------------------------
SC06402P   HIGH VOLTAGE VERTICAL FIELD EFFECT TRANSISTOR WITH IMPROVED SAFE             ROBB STEPHEN P
           OPERATING AREA
--------------------------------------------------------------------------------------------------------------------------------
SC06445T   BACKSIDE METALLIZATION SCHEME FOR SEMICONDUCTOR DEVICES                      SHARMA RAVINDER K
--------------------------------------------------------------------------------------------------------------------------------
SC06458C   SUBSTRATE INJECTION CLAMP                                                    PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC06470C   NEGATIVE VOLTAGE CLAMP                                                       PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC06471P   METHOD FOR MAKING SEMICONDUCTOR DEVICE HAVING HIGH ENERGY SUSTAINING         PHIPPS, JOHN P
           CAPABILITY AND A TEMPERATURE SUSTAINING VOLTAGE
--------------------------------------------------------------------------------------------------------------------------------
SC06488C   CURRENT SWITCH                                                               BADER SCOTT K
--------------------------------------------------------------------------------------------------------------------------------
SC06489C   OUTPUT STAGE FOR AN OPERATIONAL AMPLIFIER                                    SUSAK, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06499C   LOAD CONTROLLED ECL TRANSIENT DRIVER                                         SCHUCKER DOUGLAS W.
--------------------------------------------------------------------------------------------------------------------------------
SC06501C   TRANSFORMERLESS SEMICONDUCTOR AC SWITCH HAVING INTERNAL BIASING MEANS        FAY GARY VERNOR
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC06546C   DUAL SUPPLY ECL TO TTL TRANSLATOR                                            SUNDSTROM RAY
--------------------------------------------------------------------------------------------------------------------------------
SC06552C   TTL OUTPUT DRIVER HAVING AN INCREASED HIGH OUTPUT LEVEL                      NEELY ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC06554P   METHOD FOR FORMING SEMICONDUCTOR CONTACTS BY ELECTROLESS PLATING             MORAN JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC06562C   CONTROL CIRCUIT FOR RAPID GATE DISCHARGE                                     DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission



--------------------------------------------------------------------------------------------------------------------------------
SC06586C   CURRENT MIRROR HAVING LARGE CURRENT SCALING FACTOR                           ABDI, BEHROOZ L
--------------------------------------------------------------------------------------------------------------------------------
SC06591C   THERMAL PROTECTION METHOD FOR A POWER DEVICE                                 DAVIES, ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06597C   AN ECL TO TTL/CMOS TRANSLATOR USING A SINGLE POWER SUPPLY                    PETTY CLEON
--------------------------------------------------------------------------------------------------------------------------------
SC06598C   FULL WAVE RECTIFIER AVERAGING CIRCUIT                                        SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06618P   METHOD FOR MANUFACTURING SEMICONDUCTOR RECTIFIER                             MORAN JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC06660P   METHOD FOR MAKING A SEMICONDUCTOR DIODE                                      JACKSON KEVIN B
--------------------------------------------------------------------------------------------------------------------------------
SC06691C   VOLTAGE TRESHOLD GENERATOR FOR USE IN DIODE LOAD EMITTER COUPLED LOGIC       HUEHNE KARL JACKSON
           CIRCUITS
--------------------------------------------------------------------------------------------------------------------------------
SC06698C   CURRENT SOURCE REGULATOR                                                     MAIN WILLIAM ERIC
--------------------------------------------------------------------------------------------------------------------------------
SC06701P   SEMICONDUCTOR DEVICE HAVING INTERNAL CURRENT UNIT OVER-VOLTAGE PROTECTION    MASQUELIER MICHAEL P
--------------------------------------------------------------------------------------------------------------------------------
SC06704C   ALPHA ENHANCEMENT OF A TRANSISTOR USING BASE CURRENT FEEDBACK TO             WELTY DENNIS L
           THE EMITTER
--------------------------------------------------------------------------------------------------------------------------------
SC06712P   HIGH REVERSE VOLTAGE IGT                                                     FAY GARY V
--------------------------------------------------------------------------------------------------------------------------------
SC06716P   METHOD AND APPARATUS FOR ADJUSTING PLATING SOLUTION FLOW CHARACTERISTICS AT  SCHUSTER VIRGIL E
           SUBSTRATE CATHODE PERIPHERY TO MINIMIZE EDGE
--------------------------------------------------------------------------------------------------------------------------------
SC06717P   HIGH VOLTAGE PLANAR EDGE TERMINATION USING A PUNCH-THROUGH RETARDING IMPLANT DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06734P   FAST DAMPER DIODE AND METHOD                                                 ANDERSON SAMUEL J
--------------------------------------------------------------------------------------------------------------------------------
SC06740P   AVALANCHE STRESS PROTECTED SEMICONDUCTOR DEVICE HAVING VARIABLE INPUT        ROBB STEPHEN P
           IMPEDANCE
--------------------------------------------------------------------------------------------------------------------------------
SC06746P   ZIG-ZAG V-MOS TRANSISTOR STRUCTURE                                           HARRINGTON, ALAN L
--------------------------------------------------------------------------------------------------------------------------------
SC06759C   UNIVERSAL POWER SUPPLY MONITOR CIRCUIT                                       ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC06768C   THERMAL CLAMP FOR AN IGNITION COIL DRIVER                                    BENNETT PAUL T
--------------------------------------------------------------------------------------------------------------------------------
SC06771P   INTEGRATED HIGH VOLTAGE TRANSISTORS HAVING MINIMUM TRANSISTOR                CLARK LOWELL E
           TO TRANSISTOR CROSSTALK
--------------------------------------------------------------------------------------------------------------------------------
SC06775C   AMPLIFIER OUTPUT STAGE                                                       SUSAK DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC06781C   HIGH VOLTAGE BRIDGE INTERFACE FOR AC AND BRUSHLESS DC MOTOR CONTROL          DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC06793T   IMPROVED RECTIFIER AND METHOD                                                WASMER, WILLIAM DARWIN
--------------------------------------------------------------------------------------------------------------------------------
SC06797C   HIGH SPEED CMOS MULTIPLEXER HAVING REDUCED PROPAGATION DELAY                 FELDBAUMER DAVID D
--------------------------------------------------------------------------------------------------------------------------------
SC06804C   BANDGAP VOLTAGE REFERENCE USING A POWER SUPPLY INDEPENDENT                   BENNETT PAUL THOMAS
           CURRENT SOURCE
--------------------------------------------------------------------------------------------------------------------------------
SC06813C   DIFFERENTIAL ECL BUS TRI-STATE DETECTION RECEIVER                            ESGAR DWIGHT D
--------------------------------------------------------------------------------------------------------------------------------
SC06824C   AN ECL TO CMOS LOGIC TRANSLATOR                                              DIXON ROBERT
--------------------------------------------------------------------------------------------------------------------------------
SC06829C   HIGH SPEED ECL TO TTL TRANSLATOR HAVING A NON-SCHOTTKY CLAMP FOR             PHAN M NGHIEM
           THE OUTPUT STAGE TRANSISTOR
--------------------------------------------------------------------------------------------------------------------------------
SC06832C   A BALANCE SPURIOUS FREE OSCILLATOR                                           HOWELL WILLIAM J
--------------------------------------------------------------------------------------------------------------------------------
SC06846P   FIELD PLATE AVALANCHE DIODE                                                  LESK ISRAEL ARNOLD
--------------------------------------------------------------------------------------------------------------------------------
SC06849C   ECL CIRCUIT WITH LOW VOLTAGE/FAST PULL-DOWN                                  PHAN M NGHIEM
--------------------------------------------------------------------------------------------------------------------------------
SC06874C   PROGRAMMABLE DELAY CIRCUIT FOR DIGITAL INTEGRATED CIRCUITS                   SWAPP MAVIN C
--------------------------------------------------------------------------------------------------------------------------------
SC06882C   LOW POWER OUTPUT GATE                                                        JEFFREY, PHILIP ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC06886C   AMPLIFIER HAVING TWO OPERATING MODES                                         VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
SC06904P   METHOD FOR PRODUCING SEMICONDUCTOR DEVICES HAVING BULK THEREIN               CHIOU HERNG-DER
--------------------------------------------------------------------------------------------------------------------------------
SC06923C   SLOPE COMPENSATION CIRCUIT FOR STABILIZING CURRENT MODE CONVERTERS           TISINGER, ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC06928C   LOW VOLTAGE CIRCUIT TO CONTROL HIGH VOLTAGE TRANSISTOR                       BERRINGER KENNETH A
--------------------------------------------------------------------------------------------------------------------------------
SC06956C   FAULT DETECTION CIRCUIT                                                      HOLLSTEIN, ROGER L.
--------------------------------------------------------------------------------------------------------------------------------
SC06966C   A CURRENT THRESHOLD DETECTOR CIRCUIT                                         PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC06971C   BICMOS TTL OUTPUT DRIVER                                                     WANG MICHAEL D
--------------------------------------------------------------------------------------------------------------------------------
SC06980P   METHOD OF MAKING ENHANCED INSULATE GATE BIPOLAR TRANSISTOR                   TERRY LEWIS E
--------------------------------------------------------------------------------------------------------------------------------
SC06998P   SEMICONDUCTOR DEVICE AND METHOD                                              SCHOENBERG MARK
--------------------------------------------------------------------------------------------------------------------------------
SC07103C   ECL TO CMOS TRANSLATION AND LATCH LOGIC CIRCUIT                              HSUEH PAUL W
--------------------------------------------------------------------------------------------------------------------------------
SC07120C   SOURCE TERMINATED TRANSMISSION LINE DRIVER                                   SEELBACH, WALTER C
--------------------------------------------------------------------------------------------------------------------------------
SC07131C   LOW NOISE MOTOR DRIVE CIRCUIT                                                SCHULTZ WARREN J
--------------------------------------------------------------------------------------------------------------------------------
SC07155P   INSULATED GATE SEMICONDUCTOR DEVICE WITH REDUCED BASE-TO-SOURCE              CLARK LOWELL E
           ELECTRODE SHORT
--------------------------------------------------------------------------------------------------------------------------------
SC07226P   VERTICAL CURRENT FLOW SEMICONDUCTOR DEVICE UTILIZING WAFER BONDING           RUTTER ROBERT E
--------------------------------------------------------------------------------------------------------------------------------
SC07343P   CONDUCTIVITY MODULATED INSULATED GATE SEMICONDUCTOR DEVICE                   CLARK LOWELL E
--------------------------------------------------------------------------------------------------------------------------------
SC07353C   START CIRCUIT FOR A POWER SUPPLY CONTROL INTEGRATED CIRCUIT                  PACE WILSON DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC07369P   VERTICAL FIELD EFFECT TRANSISTOR WITH IMPROVED CONTROL OF LOW                DAVIES ROBERT B
           RESISTIVITY REGION GEOMETRY
--------------------------------------------------------------------------------------------------------------------------------
SC07386C   RAIL-TO-RAIL OUTPUT STAGE OF AN OPERATIONAL AMPLIFIER                        VYNE, ROBERT LEONARD
--------------------------------------------------------------------------------------------------------------------------------
SC07387C   RAIL-TO-RAIL OUTPUT STAGE OF AN OPERATIONAL AMPLIFIER                        KODA, RIKKI
--------------------------------------------------------------------------------------------------------------------------------
SC07390C   TURN OFF DELAY REDUCTION CIRCUIT AND METHOD                                  PACE DAVID W
--------------------------------------------------------------------------------------------------------------------------------
SC07417C   H-BRIDGE FLYBACK RECIRCULATOR                                                PIGOTT, JOHN M
--------------------------------------------------------------------------------------------------------------------------------
SC07471P   METHOD FOR MAKING A SCHOTTKY DIODE THAT IS COMPATIBLE WITH HIGH              SUNDARAM LALGUDI M G
           PERFORMANCE TRANSISTOR STRUCTURES
--------------------------------------------------------------------------------------------------------------------------------
SC07479C   SHORT-CIRCUIT PROOF FIELD EFFECT TRANSISTOR                                  ROBB STEPHEN P
--------------------------------------------------------------------------------------------------------------------------------
SC07481P   FABRICATING DUAL GATE THIN FILM TRANSISTORS                                  ROBB FRANCINE Y
--------------------------------------------------------------------------------------------------------------------------------
SC07493P   EDGE TERMINATION STRUCTURE                                                   PHIPPS JOHN P
--------------------------------------------------------------------------------------------------------------------------------
SC07550C   CURRENT DRIVER CONTROL CIRCUIT FOR A POWER DEVICE                            DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC07554P   HIGH POWER SEMICONDUCTOR DEVICE WITH INTEGRAL ON-STATE VOLTAGE               CLARK LOWELL E
           DETECTION STRUCTURE
--------------------------------------------------------------------------------------------------------------------------------
SC07558C   SWITCHABLE ACTIVE BUS TERMINATION CIRCUIT                                    FELDBAUMER DAVID W
--------------------------------------------------------------------------------------------------------------------------------
SC07581C   SEMICONDUCTOR DEVICE HAVING A LARGE SENSE VOLTAGE                            DAVIES ROBERT BRUCE
--------------------------------------------------------------------------------------------------------------------------------
SC07598P   PN JUNCTION SURGE SUPPRESSOR STRUCTURE WITH MOAT                             SCHOENBERG MARK A
--------------------------------------------------------------------------------------------------------------------------------
SC07675C   LOAD CONTROL CIRCUIT INCLUDING AUTOMATIC AC/DC DISCERNMENT                   SU, STEPHEN
--------------------------------------------------------------------------------------------------------------------------------
SC07789C   MILLER LOOP COMPENSATION NETWORK WITH                                        MOORE, BRADLEY T
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
           CAPACITANCE DRIVE
--------------------------------------------------------------------------------------------------------------------------------
SC07816C   OUTPUT DRIVER STAGE WITH TWO TIER CURRENT LIMIT PROTECTION                   TISINGER ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC07875T   INSULATED SEMICONDUCTOR PACKAGE                                              LETTERMAN JAMES P JR
--------------------------------------------------------------------------------------------------------------------------------
SC07918C   BIDIRECTIONAL TWO-TERMINAL THYRISTOR                                         CLARK LOWELL EUGENE
--------------------------------------------------------------------------------------------------------------------------------
SC07971P   HIGH VOLTAGE TRANSISTOR HAVING REDUCED ON-RESISTANCE                         OKADA, DAVID N.
--------------------------------------------------------------------------------------------------------------------------------
SC08006C   QUICK-START AND OVERVOLTAGE PROTECTION FOR A SWITCHING REGULATOR             BARROW, STEVEN M
           CIRCUIT
--------------------------------------------------------------------------------------------------------------------------------
SC08118C   FLIP FLOP CIRCUIT AND METHOD THEREFOR                                        KHOSRAVI KORY
--------------------------------------------------------------------------------------------------------------------------------
SC08182P   HIGH VOLTAGE SEMICONDUCTOR STRUCTURE AND METHOD                              TU SHANG-HUI LARRY
--------------------------------------------------------------------------------------------------------------------------------
SC08223P   METHOD FOR DOPING A SEMICONDUCTOR WAFER                                      CHOU HERNG-DER
           HAVING A DIFFUSION ENHANCEMENT REGION
--------------------------------------------------------------------------------------------------------------------------------
SC08227C   NEGATIVE SLEW RATE ENHANCEMENT CIRCUIT FOR AN OPERATIONAL AMPLIFIER          STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC08231C   HIGH IMPEDANCE OUTPUT DRIVER STAGE AND METHOD THEREFOR                       PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC08256C   OPERATIONAL AMPLIFIER WITH ALL NPN TRANSISTOR OUTPUT STAGE                   STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC08300T   PLASTIC ENCAPSULATED MICROELECTRONIC DEVICE AND METHOD                       ANDERSON SAMUEL JAMES
--------------------------------------------------------------------------------------------------------------------------------
SC08346C   MULTI-LEAD PROTECTED POWER DEVICE HAVING CURRENT AND BOOT-STRAP              DAVIES, ROBERT BRUCE
           INPUTS
--------------------------------------------------------------------------------------------------------------------------------
SC08351C   THREE LEADED PROTECTED POWER DEVICE HAVING VOLTAGE INPUT                     MIETUS DAVID FRANCIS
--------------------------------------------------------------------------------------------------------------------------------
SC08358C   PULSED BATTERY CHARGER CIRCUIT                                               HALL, JEFFERSON W
--------------------------------------------------------------------------------------------------------------------------------
SC08361P   METHOD OF FORMING AN INSULATED GATE SEMICONDUCTOR DEVICE AND                 ANDERSON SAMUEL JAMES
           DEVICE FORMED
--------------------------------------------------------------------------------------------------------------------------------
SC08385C   CIRCUIT FOR CONTROLLING CURRENT FLOW BETWEEN TWO NODES                       PERKINS, GEOFFREY W
--------------------------------------------------------------------------------------------------------------------------------
SC08426C   NON-SATURATING BIPOLAR TRANSISTOR CIRCUIT                                    ESGAR DWIGHT D
--------------------------------------------------------------------------------------------------------------------------------
SC08428P   PROCESS FOR MAKING A POWER MOSFET DEVICE AND STRUCTURE                       TAM GORDON
--------------------------------------------------------------------------------------------------------------------------------
SC08466C   TWO STAGE DRIVE CIRCUIT FOR A FET                                            DIXON ROBERT
--------------------------------------------------------------------------------------------------------------------------------
SC08515T   CIRCUIT AND METHOD OF PREVIEWING ANALOG TRIMMING                             STOLFA DAVID L
--------------------------------------------------------------------------------------------------------------------------------
SC08531C   FULL DIFFERENTIAL DATA QUALIFICATION CIRCUIT FOR SENSING A LOGIC STATE       KAYLOR SCOTT ALAN
--------------------------------------------------------------------------------------------------------------------------------
SC08549P   TRANSISTOR WITH COMMON BASE REGION                                           ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC08557P   METHOD AND DEVICE FOR SENSING SURFACE TEMPERATURE OF AN INSULATED GATE       DAVIES ROBERT BRUCE
           SEMICONDUCTOR DEVICE
--------------------------------------------------------------------------------------------------------------------------------
SC08573C   PULSE WIDTH MODULATOR HAVING A DUTY CYCLE PROPORTIONAL TO THE                BAUM JEFFREY
           AMPLITUDE OF AN INPUT SIGNAL FROM A DIFFERENTIAL TRANSDUCER
           AMPLIFIER
--------------------------------------------------------------------------------------------------------------------------------
SC08622C   OFF-LINE BOOTSTRAP STARTUP CIRCUIT                                           TISINGER ERIC W
--------------------------------------------------------------------------------------------------------------------------------
SC08624C   CIRCUIT AND METHOD FOR PROVIDING PHASE SYNCHRONIZATION OF ECL                HANKE C CHRISTOPHER
           AND TTL/CMOS SIGNALS
--------------------------------------------------------------------------------------------------------------------------------
SC08692C   BATTERY CHARGER STATUS MONITOR CIRCUIT AND                                   YEE RENWIN JOURN
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
           METHOD THEREFOR
--------------------------------------------------------------------------------------------------------------------------------
SC08696C   VOLTAGE REGULATOR AND METHOD THEREFOR                                        STOCKSTAD, TROY L.
--------------------------------------------------------------------------------------------------------------------------------
SC08708T   ELECTRONIC SURFACE MOUNT DEVICE AND METHOD FOR MAKING                        MAYS LONNE LEE
--------------------------------------------------------------------------------------------------------------------------------
SC08715C   CIRCUIT AND METHOD FOR TRANSLATING AN ECL SIGNAL TO A TTL SIGNAL             PHAM PHUC C
--------------------------------------------------------------------------------------------------------------------------------
SC08730P   SEMICONDUCTOR STRUCTURE WITH FIELD-LIMITING RINGS AND METHOD                 GROENIG PAUL JON
           FOR MAKING
--------------------------------------------------------------------------------------------------------------------------------
SC08737S   FLYBACK POWER SUPPLY HAVING A VCO CONTROLLED SWITCHING RATE                  BROWN MARTIN JAY
--------------------------------------------------------------------------------------------------------------------------------
SC08739C   POWER TRANSISTOR RAPID TURN OFF CIRCUIT FOR SAVING POWER                     ROBB STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC08746P   VERTICAL IGFET CONFIGURATION HAVING LOW ON-RESISTANCE AND METHOD             KNOCH, LYNNITA K
--------------------------------------------------------------------------------------------------------------------------------
SC08757P   HIGH VOLTAGE PLANAR EDGE TERMINATION STRUCTURE AND METHOD OF                 ROBB STEPHEN PAUL
           MAKING SAME
--------------------------------------------------------------------------------------------------------------------------------
SC08759C   CIRCUIT AND METHOD FOR ADJUSTING A PULSE WIDTH OF A SIGNAL                   SUNDSTROM RAY D
--------------------------------------------------------------------------------------------------------------------------------
SC08763C   SERIAL DATA CLOCK RECOVERY CIRCUIT USING DUAL OSCILLATOR CIRCUIT             FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08825C   CIRCUIT AND METHOD OF INDICATING DATA HOLD-TIME                              FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08830C   CIRCUIT AND METHOD OF TIMING DATA TRANSFERS                                  FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC08832P   METHOD OF MAKING SURGE SUPPRESSOR SWITCHING DEVICE                           SAUCEDO FLORES, EMMANUEL
--------------------------------------------------------------------------------------------------------------------------------
SC08862C   CIRCUIT LIMIT SENSE CIRCUIT AND METHOD FOR CONTROLLING A TRANSISTOR          BENNETT, PAUL THOMAS
--------------------------------------------------------------------------------------------------------------------------------
SC08882C   COMPARATOR CIRCUIT                                                           MAHABADI JOHN KOUROS
--------------------------------------------------------------------------------------------------------------------------------
SC08961C   LOW POWER FLIP-FLOP CIRCUIT AND METHOD THEREFOR                              REYES ALBERTO
--------------------------------------------------------------------------------------------------------------------------------
SC08987P   ELECTROSTATIC DISCHARGE PROTECTION DEVICE AND METHOD OF FORMING              HEIM BARRY B
--------------------------------------------------------------------------------------------------------------------------------
SC08994C   INPUT STAGE FOR CMOS OPERATIONAL AMPLIFIER AND METHOD THEREOF                ANDERSON DAVID J
--------------------------------------------------------------------------------------------------------------------------------
SC08996C   POWER FACTOR CONTROL CIRCUIT HAVING A BOOST CURRENT FOR INCREASING           HALL, JEFFERSON W
           A SPEED OF A VOLTAGE CONTROL LOOP AND METHOD THEREOF
--------------------------------------------------------------------------------------------------------------------------------
SC08997C   CIRCUIT AND METHOD OF MONITORING BATTERY CELLS                               YEE RENWIN JOURN
--------------------------------------------------------------------------------------------------------------------------------
SC09006C   AMPLIFIER CIRCUIT WITH CHARGE PUMP SUPPLYING A DIFFERENTIAL                  PETTY, THOMAS DAVID
           TRANSISTOR PAIR
--------------------------------------------------------------------------------------------------------------------------------
SC09030P   VERTICAL MOSFET DEVICE HAVING FRONTSIDE AND BACKSIDE CONTACTS                VASQUEZ, BARBARA
--------------------------------------------------------------------------------------------------------------------------------
SC09063T   SEMICONDUCTOR DEVICE WITH FLAME SPRAYED HEAT SPREADING LAYER                 RALEIGH CARL J
           AND METHOD
--------------------------------------------------------------------------------------------------------------------------------
SC09078C   CIRCUIT AND METHOD FOR BATTERY CHARGE CONTROL                                STOCKSTAD TROY L
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09101P   METHOD OF FORMING AN ALLOYED DRAIN FIELD EFFECT TRANSISTOR AND               ROBB FRANCINE Y
           DEVICE FORMED
--------------------------------------------------------------------------------------------------------------------------------
SC09117C   AMPLIFIER HAVING AN OUTPUT STAGE WITH BIAS CURRENT CANCELLATION              PETTY, THOMAS DAVID
--------------------------------------------------------------------------------------------------------------------------------
SC09129P   LATCH RESISTANT INSULATED GATE SEMICONDUCTOR                                 FRAGALE, WILLIAM LEE
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission



--------------------------------------------------------------------------------------------------------------------------------
           DEVICE
--------------------------------------------------------------------------------------------------------------------------------
SC09146T   SEMICONDUCTOR LEADFRAME STRUCTURE COMPATIBLE WITH DIFFERING BOND WIRE        BAILEY, KEITH WOODVEL
           MATERIALS
--------------------------------------------------------------------------------------------------------------------------------
SC09171P   SEMICONDUCTOR DEVICE HAVING HIGH VOLTAGE PROTECTION CAPABILITY               SHEN ZHENG
--------------------------------------------------------------------------------------------------------------------------------
SC09313C   PEAK VOLTAGE AND PEAK SLOPE DETECTOR FOR A BATTERY CHARGER CIRCUIT           SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC09331P   EDGE TERMINATION STRUCTURE                                                   HADIZAD PEYMAN
--------------------------------------------------------------------------------------------------------------------------------
SC09338C   OUTPUT CIRCUIT AND METHOD FOR SUPPRESSING SWITCHING NOISE THEREIN            HU, TZU-HUI (PAUL)
--------------------------------------------------------------------------------------------------------------------------------
SC09366C   PROTECTION ELEMENT AND METHOD FOR PROTECTING A CIRCUIT                       MITTER, C S
--------------------------------------------------------------------------------------------------------------------------------
SC09369C   REFERENCE VOLTAGE CIRCUIT HAVING A SUBSTANTIALLY ZERO                        MIETUS, DAVID FRANCIS
           TEMPERATURE COEFFICIENT
--------------------------------------------------------------------------------------------------------------------------------
SC09373T   LOW COST FULLY ISOLATED SEMICONDUCTOR DEVICE                                 LETTERMAN JR, JAMES P
--------------------------------------------------------------------------------------------------------------------------------
SC09418C   OVERCURRENT DETECTION CIRCUIT FOR A POWER MOSFET AND METHOD THEREFOR         PETTY, THOMAS D
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09469P   HIGH VOLTAGE CURRENT LIMITER AND METHOD FOR MAKING                           HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09499C   METHOD FOR BALANCING POWER SOURCES AND STRUCTURE THEREFOR                    STOCKSTAD, TROY L
--------------------------------------------------------------------------------------------------------------------------------
SC09500P   METHOD OF ETCHING A SEMICONDUCTOR SUBSTRATE                                  CRIPE, JERRY D
--------------------------------------------------------------------------------------------------------------------------------
SC09541T   SEMICONDUCTOR DIODE DEVICE AND METHOD OF MANUFACTURE                         MAYS, LONNE LEE
--------------------------------------------------------------------------------------------------------------------------------
SC09546C   HIGH-SIDE CURRENT SENSE AMPLIFIER                                            SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
SC09557C   ZERO CROSSING TRIAC AND METHOD                                               HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09565P   METHOD OF MANUFACTURING A SEMICONDUCTOR  DEVICE AND TERMINATION              TSOI, HAK YAM
           STRUCTURE
--------------------------------------------------------------------------------------------------------------------------------
SC09586T   ELECTRONIC PACKAGE AND METHOD                                                ELLIOTT, ALEX J
--------------------------------------------------------------------------------------------------------------------------------
SC09589P   METHOD OF PASSIVATING A SEMICONDUCTOR SUBSTRATE                              LE, HIEP M
--------------------------------------------------------------------------------------------------------------------------------
SC09607P   METHOD OF ETCHING ADJACENT LAYERS                                            MORAN, JOHN D
--------------------------------------------------------------------------------------------------------------------------------
SC09623C   LOW VOLTAGE OPERATIONAL AMPLIFIER BIAS CIRCUIT AND METHOD                    GRIFFITH, RICHARD
--------------------------------------------------------------------------------------------------------------------------------
SC09624C   LOW VOLTAGE OPERATIONAL AMPLIFIER INPUT STAGE AND METHOD                     DOTSON, ROBERT N
--------------------------------------------------------------------------------------------------------------------------------
SC09646T   METHOD OF MANUFACTURING SEMICONDUCTOR COMPONENTS                             LETTERMAN, JR. JAMES P
--------------------------------------------------------------------------------------------------------------------------------
SC09647C   VOLTAGE AND CURRENT REFERENCE CIRCUIT WITH A LOW TEMPERATURE                 HALL, JEFFERSON W
           COEFFICIENT
--------------------------------------------------------------------------------------------------------------------------------
SC09669P   INDUCTIVE DRIVER CIRCUIT AND METHOD THEREFOR                                 HEMINGER, DAVID M
--------------------------------------------------------------------------------------------------------------------------------
SC09707C   INTEGRATED CIRCUIT AND METHOD FOR GENERATING A TRANSIMPEDANCE                MAIN, WILLIAM ERIC
           FUNCTION
--------------------------------------------------------------------------------------------------------------------------------
SC09720C   LOW VOLTAGE OPERATIONAL AMPLIFIER AND METHOD                                 DOTSON, ROBERT N
--------------------------------------------------------------------------------------------------------------------------------
SC09723T   SEMICONDUCTOR ENCAPSULATION METHOD                                           MUKERJI, PROSANTO K
--------------------------------------------------------------------------------------------------------------------------------
SC09745P   SEMICONDUCTOR DEVICE AND METHOD OF MANUFACTURE                               ROBB, FRANCINE Y
--------------------------------------------------------------------------------------------------------------------------------
SC09758C   METHOD AND CIRCUIT FOR CURRENT REGULATION                                    DUREC, JEFFREY C.
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission



--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09864C   METHOD FOR SYNCHRONIZING SIGNALS AND STRUCTURES THEREFOR                     FORD, DAVID K
--------------------------------------------------------------------------------------------------------------------------------
SC09889C   METHOD AND CIRCUIT FOR REDUCING OFFSET VOLTAGES FOR A DIFFERENTIAL           PETTY, THOMAS DAVID
           INPUT STAGE
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC09953C   ADAPTIVE ENCODER CIRCUIT FOR MULTIPLE DATA CHANNELS AND METHOD               SCHWARTZ, DANIEL B
           OF ENCODING
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
           ***************
--------------------------------------------------------------------------------------------------------------------------------
SC10001C   MONOLITHIC CLAMPING CIRCUIT AND METHOD OF PREVENTING TRANSISTOR              SHEN, ZHENG
           AVALANCHE BREAKDOWN
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10064C   BATTERY PROTECTION SYSTEM AND PROCESS FOR CHARGING A BATTERY                 ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC10084P   CLAMP DISPOSED AT EDGE OF A DIELECTRIC STRUCTURE IN A SEMICONDUCTOR          HADIZAD, PEYMAN
           DEVICE AND METHOD OF FORMING SAME
--------------------------------------------------------------------------------------------------------------------------------
SC10091C   METHOD AND CIRCUIT FOR CURRENT LIMITING OF DC-DC REGULATORS                  LAI, NELSON
--------------------------------------------------------------------------------------------------------------------------------
SC10098C   POWER CONVERSION INTEGRATED CIRCUIT AND METHOD FOR PROGRAMMING               HALL, JEFFERSON W
--------------------------------------------------------------------------------------------------------------------------------
SC10110C   BANDGAP REFERENCE CIRCUIT AND METHOD                                         SOMERVILLE, THOMAS A
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10238C   OVERVOLTAGE PROTECTION DEVICE AND METHOD                                     IDA, RICHARD T.
--------------------------------------------------------------------------------------------------------------------------------
SC10356T   METHOD FOR PACKAGING A SEMICONDUCTOR DEVICE                                  DARBHA, SURY NARAYANA
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC10368P   POWER SEMICONDUCTOR DEVICE AND METHOD                                        ROBB, STEPHEN PAUL
--------------------------------------------------------------------------------------------------------------------------------
SC10405P   POWER SWITCHING TRENCH MOSFET HAVING ALIGNED SOURCE REGIONS AND              MATTHEW, LEO
           METHOD OF MAKING
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
           ************************                                                     ***************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission



--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
           *********
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
********************************************************************************************************************************
--------------------------------------------------------------------------------------------------------------------------------
SC75745B   INTEGRATED VOLTAGE SUPPLY                                                    ALASPA, ALAN A.
--------------------------------------------------------------------------------------------------------------------------------
SC78192    MONOLITHIC SEMICONDUCTOR TRIGGER                                             ALONAS, PAUL GEORGE
--------------------------------------------------------------------------------------------------------------------------------
SC78192A   METHOD FOR MAKING A LIGHT-ACTIVATED LINE-OPERABLE
           ZERO-CROSSING SWITCH INCLUDING TWO LATERAL
           TRANSISTORS
--------------------------------------------------------------------------------------------------------------------------------
SC79769    START-UP CIRCUIT                                                             ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC79770    SWITCHING POWER SUPPLY                                                       ALBERKRACK, JADE HENRY
--------------------------------------------------------------------------------------------------------------------------------
SC80071    LINEAR FULL WAVE RECTIFIER CIRCUIT                                           LUNN GERALD KEITH
--------------------------------------------------------------------------------------------------------------------------------
SC80919    VOLTAGE BOOSTER CIRCUIT                                                      CATER ERNEST A
--------------------------------------------------------------------------------------------------------------------------------
SC80946    CURRENT LIMITING CIRCUIT                                                     BROWN, LELAND THOMAS
--------------------------------------------------------------------------------------------------------------------------------
SC81117    DRIVER CIRCUIT FOR USE WITH INDUCTIVE LOADS OR THE LIKE                      LOCASCIO JAMES J
--------------------------------------------------------------------------------------------------------------------------------
SC81120    BUTTON RECTIFIER PACKAGE FOR NON-PLANAR DIE                                  ADDIE DAVID LESLIE
--------------------------------------------------------------------------------------------------------------------------------
SC81169    CURRENT OUTPUT OSCILLATOR                                                    BYNUM BYRON G
--------------------------------------------------------------------------------------------------------------------------------
SC81187T   HIGH CURRENT PACKAGE WITH MULTI-LEVEL LEADS                                  DUBOIS JERRY MARK
--------------------------------------------------------------------------------------------------------------------------------
SC1050T                                                                                 LETTERMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10509T                                                                                LETTERMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10601P                                                                                ROBB
--------------------------------------------------------------------------------------------------------------------------------
SC10642P                                                                                MATHEW
--------------------------------------------------------------------------------------------------------------------------------
SC10673P                                                                                SHUMATE
--------------------------------------------------------------------------------------------------------------------------------
Sc10695C                                                                                JEFFERY
--------------------------------------------------------------------------------------------------------------------------------
SC10700C                                                                                BALL
--------------------------------------------------------------------------------------------------------------------------------
SC10716T                                                                                MUKERJI
--------------------------------------------------------------------------------------------------------------------------------
SC10717T                                                                                NORTON
--------------------------------------------------------------------------------------------------------------------------------
SC10718T                                                                                NORTON
--------------------------------------------------------------------------------------------------------------------------------
SC10719P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10729C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10730C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10740T                                                                                POPE
--------------------------------------------------------------------------------------------------------------------------------
SC10762C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10762T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10763P                                                                                PEARSE
--------------------------------------------------------------------------------------------------------------------------------
SC10768C                                                                                VYNE
--------------------------------------------------------------------------------------------------------------------------------
SC10769C                                                                                PETTY
--------------------------------------------------------------------------------------------------------------------------------
SC10770T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10774T                                                                                NOLAN
--------------------------------------------------------------------------------------------------------------------------------
SC10783C                                                                                HALL
--------------------------------------------------------------------------------------------------------------------------------
SC10789T                                                                                INMON
--------------------------------------------------------------------------------------------------------------------------------
SC10790P                                                                                ROBB
--------------------------------------------------------------------------------------------------------------------------------
SC10808C                                                                                THOMSON
--------------------------------------------------------------------------------------------------------------------------------
SC10810P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10821P                                                                                HOSSAIN
--------------------------------------------------------------------------------------------------------------------------------
SC10822P                                                                                SUNDARAM
--------------------------------------------------------------------------------------------------------------------------------


---------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission



--------------------------------------------------------------------------------------------------------------------------------
SC10823P                                                                                SUNDARAM
--------------------------------------------------------------------------------------------------------------------------------
SC10824P                                                                                CHANG
--------------------------------------------------------------------------------------------------------------------------------
SC10826P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10827P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10828P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10829P                                                                                SALIH
--------------------------------------------------------------------------------------------------------------------------------
SC10830P                                                                                VENKATRAMAN
--------------------------------------------------------------------------------------------------------------------------------
SC10839P                                                                                HAKKAL
--------------------------------------------------------------------------------------------------------------------------------



Confidential Information omitted and filed separately with the Securities and Exchange Commission

                                   EXHIBIT 1.5

                               ASSIGNED TRADEMARKS

--------------------------------------------------------------------------------
TRADEMARK                         COUNTRIES                STATUS

--------------------------------------------------------------------------------
ALExIS                               USA                   Common Law

Bullet-Proof                         USA                   Common Law

                                     JAPA                  Registered

CHIPSCRETES                          USA                   Common Law

Designer's                           USA                   Common Law

DUOWATT                              USA                   Common Law

E-FET                                USA                   Common Law

EASY SWITCHER                        USA                   Common Law

ECL300                               USA                   Common Law

ECLinPS                              USA                   Common Law

ECLinPS/ELITE                        USA                   Common Law

EpiBase                              USA                   Common Law

                                     JAPA                  Registered

Epicap                               USA                   Common Law

ESD...SURGE PROTECTION               USA                   Common Law

EZFET                                USA                   Common Law

FULLPAK                              USA                   Common Law

GEMFET                               USA                   Common Law

                                     JAPA                  Registered

HDTMOS                               USA                   Registered

                                     JAPA                  Registered

HVTMOS                               JAPA                  Registered

ICePAK                               USA                   Common Law

                                     JAPA                  Registered

L2TMOS                               USA                   Common Law

MCCS                                 USA                   Common Law

MDTL                                 USA                   Common Law

MECL                                 USA                   Common Law

MEGAHERTZ                            USA                   Common Law

MHTL                                 USA                   Common Law

MiniMOS                              USA                   Common Law

MiniMOSORB                           USA                   Common Law

Mosorb                               USA                   Common Law

MRTL                                 USA                   Common Law

MTTL                                 USA                   Common Law

Multi-Pak                            USA                   Common Law

PowerBase                            USA                   Common Law

PowerLux                             USA                   Abandoned 1998

POWERTAP                             USA                   Common Law

Quake                                USA                   Common Law

Rail-To-Rail                         USA                   Abandoned

SCANSWITCH                           USA                   Common Law

                                     JAPA                  Registered

SENSEFET                             USA                   Common Law

                                     JAPA                  Registered

SLEEPMODE                            USA                   Common Law

SMALLBLOCK                           USA                   Common Law

                                     JAPA                  Registered

SMARTDISCRETES                       USA                   Common Law

SMARTswitch                          USA                   Common Law

SUPERBRIDGES                         USA                   Common Law

SuperLock                            USA                   Common Law

Surmetic                             USA                   Common Law

                                     FRAN                  Registered

                                     JAPA                  Registered

SWITCHMODE                           USA                   Common Law

                                     JAPA                  Registered

Thermopad                            USA                   Common Law

Thermowatt                           USA                   Common Law

TMOS                                 USA                   Registered

                                     BENE                  Registered

                                     FINL                  Registered

                                     FRAN                  Registered

                                     GBRI                  Registered

                                     GERW                  Registered

                                     ITAL                  Registered

                                     JAPA                  Registered

                                     NORW                  Registered

TMOS & Design Device                 USA                   Registered

                                     ITAL                  Registered

TMOS Stylized                        BENE                  Registered

                                     FINL                  Registered

                                     FRAN                  Registered

                                     GBRI                  Registered

                                     GERW                  Registered

                                     NORW                  Registered

Unibloc                              USA                   Common Law

UNIT/pak                             USA                   Common Law

Uniwatt                              USA                   Common Law

                                     JAPA                  Registered

WaveFET                              USA                   Common Law

                                     JAPA                  Registered

Z-Switch                             USA                   Common Law

ZIP R TRIM                           USA                   Common Law

                                  EXHIBIT 1.27

                           RESTRICTED PROCESS MODULES

                               [1 page redacted]

[Confidential Information omitted and filed separately with the Securities and Exchange Commission.]

                                   EXHIBIT 8.2

THIRD PARTY            TITLE OF AGREEMENT OR ITEM              EFFECTIVE DATE

--------------------------------------------------------------------------------
Microsemi              Motorola--Microsemi Technology          26 February 1996
                       Agreement

Stanford University    Nonexclusive Patent Agreement           9 May 1997

Vitelic (H.K.)         Technology Transfer and Contract        29 May 1996
Limited                Products Supply Agreement

Newport                Technology Transfer and Foundry         Pending
                       Services Agreement

Arizona State          Sponsored Research Agreement on         6 May 1998
University             Leading Indicators for Motorola
                       Product Lines

Raychem                Joint Development Agreement             30 April 1997

Philips                Letter dated 7 September 1993

Lansdale               Manufacturing Services                  Pending